                                                                     EXHIBIT 4.1



                                                                  EXECUTION COPY





                   NATIONSCREDIT SECURITIZATION CORPORATION,
                                   Depositor,

                NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA,
                                   Servicer,


                                      and


                             BANKERS TRUST COMPANY,
                         Trustee and Collateral Agent.


                        POOLING AND SERVICING AGREEMENT
                         Dated as of September 30, 1997



                                $169,190,255.16
                       NationsCredit Grantor Trust 1997-2

                                $120,803,719.92
                  6.35% Marine Receivable-Backed Certificates

                                 $48,386,535.24
                    6.25% RV Receivable-Backed Certificates

                               TABLE OF CONTENTS

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
                                                        ARTICLE I

   SECTION 1.1.  CREATION OF TRUST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

                                                        ARTICLE II

   SECTION 2.1.  CONVEYANCE OF DEPOSITOR RECEIVABLES AND NCMF RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . 1

   SECTION 2.2  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

                                                       ARTICLE III

   SECTION 3.1.  SURETY BOND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

                                                        ARTICLE IV

   SECTION 4.1.  ACCEPTANCE BY TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

                                                        ARTICLE V

   SECTION 5.1.  INCORPORATION OF STANDARD TERMS AND CONDITIONS OF AGREEMENT  . . . . . . . . . . . . . . . . . . . . . 3

                                                        ARTICLE VI

   SECTION 6.1.  SPECIAL DEFINITIONS AND TERMS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

                                                       ARTICLE VII

   SECTION 7.1.  ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR . . . . . . . . . . . . . . . . . . . . . . 5

                                                       ARTICLE VIII

   SECTION 8.1.  NATIONSCREDIT COMMERCIAL NOT TO RESIGN AS SERVICER . . . . . . . . . . . . . . . . . . . . . . . . . . 6

                                                        ARTICLE IX

   SECTION 9.1.  AGENTS FOR SERVICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

                                                        ARTICLE X

   [RESERVED] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
   SCHEDULE A-1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   SCHEDULE A-2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   SCHEDULE B-1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

                                                        ARTICLE XI

                                                       DEFINITIONS

   SECTION 11.1.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   SECTION 11.2.  USAGE OF TERMS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
   SECTION 11.3.  CUTOFF DATE AND RECORD DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
   SECTION 11.4.  SECTION REFERENCES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

                                                       ARTICLE XII

                                                     THE RECEIVABLES

   SECTION 12.1.  REPRESENTATIONS AND WARRANTIES OF DEPOSITOR . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
   SECTION 12.2.  REPURCHASE UPON BREACH  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

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
   SECTION 12.3.  CUSTODY OF RECEIVABLE FILES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
   SECTION 12.4.  DUTIES OF SERVICER AS CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
   SECTION 12.5.  INSTRUCTIONS; AUTHORITY TO ACT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
   SECTION 12.6.  CUSTODIAN'S INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
   SECTION 12.7.  EFFECTIVE PERIOD AND TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

                                                       ARTICLE XIII

                                       ADMINISTRATION AND SERVICING OF RECEIVABLES

   SECTION 13.1.  DUTIES OF SERVICER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
   SECTION 13.2.  COLLECTION OF RECEIVABLES PAYMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
   SECTION 13.3.  REALIZATION UPON RECEIVABLES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
   SECTION 13.4.  PHYSICAL DAMAGE INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
   SECTION 13.5.  MAINTENANCE OF SECURITY INTERESTS IN BOATS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
   SECTION 13.6.  COVENANTS OF SERVICER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
   SECTION 13.7.  PURCHASE OF RECEIVABLES UPON BREACH . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
   SECTION 13.8. MARINE MARINE  SERVICING FEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
   SECTION 13.8A.  MONTHLY RV SERVICING FEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
   SECTION 13.9.  SERVICER'S CERTIFICATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
   SECTION 13.10.  ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . .  24
   SECTION 13.11.  ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT'S REPORT  . . . . . . . . . . . . . . . . . . . . .  24
   SECTION 13.12.  ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING RECEIVABLES  . . . . . . . . . . . . . .  25
   SECTION 13.13.  SERVICER EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
   SECTION 13.14.  APPOINTMENT OF SUB-SERVICER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
   SECTION 13.15.  REPRESENTATIONS AND WARRANTIES OF THE SERVICER WITH RESPECT TO THE RECEIVABLES . . . . . . . . . .  25

                                                       ARTICLE XIV

                                     DISTRIBUTIONS:  STATEMENTS TO CERTIFICATEHOLDERS

   SECTION 14.1.  MARINE ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
   SECTION 14.1A.  RV ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
   SECTION 14.1B.  ACCOUNT PROPERTY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
   SECTION 14.2.  MARINE COLLECTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
   SECTION 14.2A.  RV COLLECTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
   SECTION 14.3.  APPLICATION OF MARINE COLLECTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
   SECTION 14.4.  ADDITIONAL DEPOSITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
   SECTION 14.5.  DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
   SECTION 14.5A.  RV DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
   SECTION 14.6.  NET DEPOSITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
   SECTION 14.7.  STATEMENTS TO MARINE CERTIFICATEHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
   SECTION 14.7A.  STATEMENTS TO RV CERTIFICATEHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

                                                      ARTICLE XIV A

                                                     THE SURETY BOND

   SECTION 14A.1  THE SURETY BOND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
   SECTION 14A.2  PREFERENCE EVENTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
   SECTION 14A.3  SURRENDER OF SURETY BOND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
   SECTION 14A.4  REPLACEMENT SURETY BOND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

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
                                                        ARTICLE XV

                                                     THE CERTIFICATES

   SECTION 15.1.  THE CERTIFICATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
   SECTION 15.2.  AUTHENTICATION OF CERTIFICATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
   SECTION 15.3.  REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . .  45
   SECTION 15.4.  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . . . .  46
   SECTION 15.5.  PERSONS DEEMED OWNERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
   SECTION 15.6.  ACCESS TO LIST OF CERTIFICATEHOLDERS NAMES AND ADDRESSES  . . . . . . . . . . . . . . . . . . . . .  46
   SECTION 15.7.  MAINTENANCE OF OFFICE OR AGENCY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
   SECTION 15.8.  BOOK-ENTRY CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
   SECTION 15.9.  NOTICES TO CLEARING AGENCY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
   SECTION 15.10.  DEFINITIVE CERTIFICATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

                                                       ARTICLE XVI

                                                      THE DEPOSITOR

   SECTION 16.1.  REPRESENTATIONS OF DEPOSITOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
   SECTION 16.2.  LIABILITY OF DEPOSITOR; INDEMNITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
   SECTION 16.3.  MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF DEPOSITOR . . . . . . . . . . . . .  51
   SECTION 16.4.  LIMITATION ON LIABILITY OF DEPOSITOR AND OTHERS . . . . . . . . . . . . . . . . . . . . . . . . . .  51
   SECTION 16.5.  DEPOSITOR MAY OWN CERTIFICATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
   SECTION 16.6.  DEPOSITOR'S INTEREST IN RESERVE ACCOUNTS; NO TRANSFER . . . . . . . . . . . . . . . . . . . . . . .  52

                                                       ARTICLE XVII

                                                       THE SERVICER

   SECTION 17.1.  REPRESENTATIONS OF SERVICER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
   SECTION 17.2.  LIABILITY OF SERVICER; INDEMNITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
   SECTION 17.3.  MERGER OR CONSOLIDATION OF.  OR ASSUMPTION OF THE OBLIGATIONS OF THE SERVICER . . . . . . . . . . .  55
   SECTION 17.4.  LIMITATION ON LIABILITY OF SERVICER AND OTHERS  . . . . . . . . . . . . . . . . . . . . . . . . . .  56

                                                      ARTICLE XVIII

                                                         DEFAULT

   SECTION 18.1.  EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
   SECTION 18.2.  APPOINTMENT OF SUCCESSOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
   SECTION 18.3.  NOTIFICATION TO CERTIFICATEHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
   SECTION 18.4.  WAIVER OF PAST DEFAULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

                                                       ARTICLE XIX

                                                       THE TRUSTEE

   SECTION 19.1.  DUTIES OF TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
   SECTION 19.2  TRUSTEE'S CERTIFICATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
   SECTION 19.3.  TRUSTEE'S ASSIGNMENT OF PURCHASED RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
   SECTION 19.4.  CERTAIN MATTERS AFFECTING TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
   SECTION 19.5.  TRUSTEE NOT LIABLE FOR CERTIFICATES OR RECEIVABLES  . . . . . . . . . . . . . . . . . . . . . . . .  63
   SECTION 19 .6.  TRUSTEE MAY OWN CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
   SECTION 19.7.  TRUSTEE'S FEES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
   SECTION 19.8.  REPRESENTATIONS AND WARRANTIES OF TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
   SECTION 19.9.  ELIGIBILITY REQUIREMENTS FOR TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
   SECTION 19.10.  RESIGNATION OR REMOVAL OF TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
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
   SECTION 19.11.  SUCCESSOR TRUSTEE AND COLLATERAL AGENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
   SECTION 19.12.  MERGER OR CONSOLIDATION OF TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
   SECTION 19.13.  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . .  67

                                                        ARTICLE XX

                                                       TERMINATION

   SECTION 20.1.  TERMINATION OF THE TRUST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
   SECTION 20.2.  OPTIONAL PURCHASE OF ALL MARINE RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
   SECTION 20.2A.  OPTIONAL PURCHASE OF ALL RV RECEIVABLES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70

                                                       ARTICLE XXI

                                                 MISCELLANEOUS PROVISIONS

   SECTION 21.1.  AMENDMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
   SECTION 21.2.  PROTECTION OF TITLE TO TRUST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
   SECTION 21.3.  LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
   SECTION 21.4.  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
   SECTION 21.5.  NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
   SECTION 21.6.  SEVERABILITY OF PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
   SECTION 21.7.  ASSIGNMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
   SECTION 21.8.  CERTIFICATES NONASSESSABLE AND FULLY PAID . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
   SECTION 21.9.  NO PETITION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
   SECTION 21.10.  SURETY BOND ISSUER AS CONTROLLING PARTY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
   SECTION 21.11.  INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
   EXHIBIT A: FORM OF SURETY BOND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   EXHIBIT B-1: FORM OF MARINE CERTIFICATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   EXHIBIT B-2: FORM OF RV CERTIFICATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
   EXHIBIT C: FORM OF DEPOSITORY AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   EXHIBIT D-1: MONTHLY SERVICER REPORT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   EXHIBIT D-2: MONTHLY SERVICER REPORT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
   EXHIBIT E-1: MARINE CERTIFICATEHOLDER STATEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   EXHIBIT E-2: RV CERTIFICATEHOLDER STATEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   EXHIBIT F: TRUSTEE'S CERTIFICATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   EXHIBIT G FORM OF ASSIGNMENT AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
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                 This Pooling and Servicing Agreement, dated as of September
30, 1997, is made with respect to the formation of the NationsCredit Grantor
Trust 1997-2, among NATIONSCREDIT SECURITIZATION CORPORATION, a Delaware corporation, as Depositor (the "Depositor"), NATIONSCREDIT COMMERCIAL
CORPORATION OF AMERICA, a North Carolina corporation, as Servicer
("NationsCredit Commercial" or the "Servicer"), and BANKERS TRUST COMPANY, as
Trustee (the "Trustee") and as Collateral Agent (the "Collateral Agent").

                 WITNESSETH THAT: In consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                 SECTION 1.1. Creation of Trust. Upon the execution of this Agreement by the parties hereto, there is hereby created the NationsCredit Grantor Trust 1997-2.

                                   ARTICLE II

                 SECTION 2.1. Conveyance of Depositor Receivables and NCMF Receivables. (a) In consideration of the Trustee's delivery, on behalf of the Trust, to or upon the order of the Depositor, of Marine Certificates in an aggregate initial principal amount equal to $120,803,719.92 and RV Certificates in an aggregate initial principal amount equal to $48,386,535.24 (the sum of such principal being, the "Purchase Price"), the Depositor does hereby sell, transfer, assign and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders and the Surety Bond Issuer, without recourse:

                          (i)     all right, title and interest of the
                 Depositor in and to the Depositor Receivables and all payments received thereunder after the Cutoff Date;

                          (ii)    all right, title and interest of the
                 Depositor in the security interests in the Boats or RVs related to Depositor Receivables granted by Obligors pursuant to the Depositor Receivables;

                          (iii)   all right, title and interest of the
                 Depositor in, to and under the Purchase Agreement, including the right of the Depositor to cause NationsCredit Commercial to repurchase Depositor Receivables from the Depositor under certain circumstances;

                          (iv)    all right, title and interest of the
                 Depositor in any proceeds from claims on any physical damage, credit life or disability insurance policies covering Boats, RVs or Obligors related to Depositor Receivables;

                          (v) the interest of the Depositor in any proceeds from recourse to Dealers on Depositor Receivables; and

                          (vi)    any proceeds of the foregoing.

                 The Depositor intends that the assignment and transfer herein contemplated constitute a sale of the Depositor Receivables, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Trustee and that such property not be part of the Depositor's estate or property of the Depositor in the event of any insolvency by the Depositor and the Trustee acquiesces in such characterization. In the event that such conveyance is deemed to be, or to be made as security for, a loan, the Depositor hereby grants to the Trustee a first priority perfected security interest in all of the Depositor's right, title and interest in and to the Receivables and the other property purported to be conveyed hereby, and this Agreement shall constitute a security agreement under applicable law.

                 (b) As additional consideration for the payment of the Purchase Price, the Depositor shall (i) pay on behalf of the Trust to NationsCredit Marine the Purchase Price (as defined in the Assignment) in immediately available funds and (ii) cause NationsCredit Marine, pursuant to the Assignment, on the date hereof to sell, transfer, assign and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders and the Surety Bond Issuer, without recourse:

                          (i)     all right, title and interest of
                 NationsCredit Marine in and to the NCMF Receivables and all payments received thereunder after the Cutoff Date,

                          (ii)    all right, title and interest of
                 NationsCredit Marine in the security interests in the Boats related to NCMF Receivables granted by Obligors pursuant to the NCMF Receivables,

                          (iii)   the right, title and interest of
                 NationsCredit Marine pursuant to Section 1.7 of the Purchase and Sale Agreement to cause NationsCredit Commercial to repurchase NCMF Receivables from NationsCredit Marine for breaches of the representations and warranties contained in paragraphs (h) or (i) of Exhibit II to the Purchase and Sale Agreement; provided that paragraph (i) shall be limited to paragraphs (iii), (vi), (xiii) and (xxiii) of the definition of Eligible Receivable (as such term is defined in the Purchase and Sale Agreement),

                          (iv)    all right, title and interest of
                 NationsCredit Marine in any proceeds from claims on any physical damage, credit life or disability insurance policies covering Boats related to NCMF Receivables or Obligors related to NCMF Receivables,

                          (v)     all right, title and interest of
                 NationsCredit Marine in any proceeds from recourse to Dealers on NCMF Receivables, and

                          (vi)    any proceeds of the foregoing.

         The payment of the Purchase Price (as defined in the Assignment) by the Depositor as set forth in Section 2.1 (b) shall be at the direction of the Trustee on behalf of the Trust.

                 SECTION 2.2 The Trustee agrees to hold any amounts received in respect of the Receivables and allocable to late payment and extension fees, administrative charges in trust for the benefit of the Depositor and agrees to promptly remit any such amounts to the Depositor upon receipt thereof as directed in writing in the relevant Servicer's Certificate.

                                  ARTICLE III

                 SECTION 3.1. Surety Bond. The Servicer shall, simultaneously with the execution and delivery of this Agreement, obtain the Surety Bond for the benefit of the Trust in accordance with the respective terms thereof and deliver it to the Trustee.

                                   ARTICLE IV

                 SECTION 4.1. Acceptance by Trustee. The Trustee does hereby accept all consideration conveyed by the Depositor pursuant to Section 2.1 and by NationsCredit Marine pursuant to the Assignment, and declares that the Trustee shall hold such consideration and the Surety Bond and any proceeds of any draws thereunder upon the trusts herein set forth for the benefit of all present and future Certificateholders, subject to the terms and provisions of this Agreement.

                                   ARTICLE V

                 SECTION 5.1. Incorporation of Standard Terms and Conditions of Agreement. This Agreement does hereby incorporate by reference the Standard Terms and Conditions of Agreement for the NationsCredit Grantor Trust 1997-2 dated as of September 30, 1997 (the "Standard Terms and Conditions of Agreement"), in the form attached hereto.

                                   ARTICLE VI

                 SECTION 6.1. Special Definitions and Terms. Whenever used in the Standard Terms and Conditions of Agreement and in this Agreement, the following words and phrases shall have the following meanings:

                 The "Assignment" is the Assignment Agreement dated as of September 30, 1997 between NationsCredit Marine and the Trustee, substantially in the form of Exhibit G.

                 "Avoided Payment" shall have the meaning set forth in Section 14A.2 of the Standard Terms and Conditions.

                 The "Corporate Trust Office" at the date of the execution hereof is located at: Bankers Trust Company, Four Albany Street, 10th Floor, New York, New York 10006, Attn: Corporate Trust and Agency Group.

                 The "Cutoff Date" shall be the close of business on September 30, 1997.

                 The first "Distribution Date" shall be November 17, 1997.

                 "Final Order" shall have the meaning set forth in Section 14A.2 of the Standard Terms and Conditions.

                 "Final Scheduled Marine Distribution Date" means April 15,
2014.

                 "Final Scheduled RV Distribution Date" means November 15,
2013.

                 "Insolvency Proceeding" means the commencement, after the Closing Date, of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any person, or the commencement, after the Closing Date, of any proceedings by or against any Person for the winding up or liquidation of its affairs, or the consent after the date hereof to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating to any Person.

                 The "Marine Pass-Through Rate" is 6.35% per annum.

                 The "Marine Reserve Account" means the account designated as such, established and maintained pursuant to Section 14.1(b) of the Standard Terms and Conditions of Agreement.

                 "Notice for Payment" shall have the meaning set forth in the Surety Bond.

                 The "Optional Purchase Percentage" shall be 5%.

                 The "Original Certificate Balance" means the sum of the Original Marine Certificate Balance and the Original RV Certificate Balance.

                 The "Original Marine Certificate Balance" is $120,803,719.92.

                 The "Original Marine Pool Balance" is $120,803,719.92.

                 The "Original Pool Balance" means the sum of the Original Marine Pool Balance and the Original RV Pool Balance.

                 The "Original RV Certificate Balance" is $48,386,535.24.

                 The "Original RV Pool Balance" is $48,386,535.24.

                 The "Permitted Investments" shall be, at anytime, any one or more of the obligations and securities set forth in Schedule C hereto.

                 The "Purchase Price" has the meaning set forth in Section
2.1(a).

                 The "Reimbursement Agreement" is the Insurance and Reimbursement Agreement dated as of September 30, 1997, among the Surety Bond Issuer, the Depositor and the Servicer.

                 The "Required Deposit Rating" shall be a rating on short-term deposits of "Prime-l" by Moody's and "A-1" by S & P or any other rating acceptable to each of the Rating Agencies; and any requirement that deposits have the "Required Deposit Rating" shall mean that such deposits have the foregoing ratings from each of such rating agencies or such other rating which is acceptable to the Rating Agencies.

                 The "RV Pass-Through Rate" is 6.25% per annum.

                 The "RV Reserve Account" means the account designated as such, established and maintained pursuant of Section 14.1A(b) of the Standard Terms and Conditions of Agreement.

                 The "Servicing Fee Rate" shall be .75% per annum.

                 The "Surety Bond" means the unconditional, irrevocable surety bond, substantially in the form attached hereto as Exhibit A, to be issued by the Surety Bond Issuer and naming the Trustee as beneficiary.

                 The "Surety Bond Issuer" shall be Capital Markets Assurance Corporation.

                                  ARTICLE VII

                 SECTION 7.1. Additional Representations and Warranties of the Depositor. The Depositor does hereby make the following representations and warranties on which the Trustee, on behalf of the Trust, relies in accepting the Depositor Receivables in trust and executing and authenticating the
Certificates:

                          (i) Original Maturity of Depositor Receivables. Each Depositor Receivable shall have an original term of not more than 180 payments.

                          (ii) Remaining Maturity of Depositor Receivables. As of the Cutoff Date, each Depositor Receivable shall have a remaining term of not more than 180 payments.

                          (iii)   Annual Percentage Rate.  Each Marine
                 Depositor Receivable shall have a fixed Annual Percentage Rate of not less than 8.0002% and not greater than 19.0035%. Each RV Depositor Receivable shall have a fixed Annual Percentage Rate of not less than 8.0000% and not greater than 20.5001%.

                          (iv) Location of Receivable Files. The Depositor Receivable Files shall be kept at the offices of NationsCredit Commercial at 1000 Holcomb Woods Parkway, Roswell, Georgia 30076 and at 2260 Douglas Boulevard, Suite 100, Roseville, California 95061.

                          (v) Maximum Balance. No Marine Depositor Receivable has a Principal Balance greater than $50,000.

                          (vi) No Repossessions. As of the Cutoff Date, no Boat securing any Marine Depositor Receivable is in repossession status.

                          (vii) No Bankruptcies. As of the Cutoff Date, no Obligor on a Marine Depositor Receivable was noted in the related Depositor Receivable File as the subject of any bankruptcy proceeding.

                          (viii) Delinquencies. As of the Cutoff Date, no Marine Depositor Receivable shall have a payment that is 60 or more days delinquent.

                 The foregoing representations and warranties shall (i) speak as of the Closing Date unless otherwise indicated, but shall survive the sale, transfer and assignment of the Depositor Receivables to the Trustee, on behalf of the Trust and (ii) be subject to the notice and repurchase provisions set forth in Section 12.2 of the Standard Terms and Conditions of Agreement in the same manner and to the same extent as if they were set forth in Section 12.1 thereof.

                                  ARTICLE VIII

                 SECTION 8.1. NationsCredit Commercial Not to Resign as Servicer. Except as a result of the operation of Section 17.3 of the Standard Terms and Conditions of Agreement, NationsCredit Commercial shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of NationsCredit Commercial shall be communicated to the Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Trustee or a successor Servicer shall have assumed the responsibilities and obligations of NationsCredit Commercial in accordance with Section 18.2 of the Standard Terms and Conditions of Agreement.

                                   ARTICLE IX

                 SECTION 9.1. Agents for Service. The agent for service for the Depositor shall be John B. Stockton, NationsCredit Management Corporation, 1 Canterbury Green, 201 Broad Street, Stamford, Connecticut 06901.

                                   ARTICLE X

                                   [RESERVED]

                 IN WITNESS WHEREOF, the Depositor, the Servicer, the Trustee and the Collateral Agent have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                       NATIONSCREDIT SECURITIZATION
                                           CORPORATION, as Depositor



                                       By:  /s/ JEFFREY B. UPPERMAN
                                            --------------------------
                                            Name: Jeffrey B. Upperman
                                            Title: Vice President

                                       NATIONSCREDIT COMMERCIAL CORPORATION OF
                                       AMERICA, as Servicer

                                       By:  /s/ LAWRENCE ANGELILLI
                                            --------------------------
                                            Name: Lawrence Angelilli
                                            Title: Vice President and Treasurer


                                       BANKERS TRUST COMPANY, as Trustee
                                          and as Collateral Agent


                                       By:  /s/ LILLIAN K. PEROS
                                            --------------------------
                                            Name: Lillian K. Peros
                                            Title: Assistant Vice President

                                                                    SCHEDULE A-1

                    Schedule of Marine Depositor Receivables

                                                                    SCHEDULE A-2

                      Schedule of RV Depositor Receivables

                                                                    SCHEDULE B-1


                      Schedule of Marine NCMF Receivables

                                                                      SCHEDULE C

                       Schedule of Permitted Investments

                 "Permitted Investments" are any of the following, which shall mature on or prior to the next succeeding Deposit Date:

                          (i) any direct obligations of, and obligations fully guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                          (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or Federal funds sold by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state authorities or under the laws of any other jurisdiction, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company have the highest credit rating available from each Rating Agency or (B) any other demand or time deposit or certificate of deposit which is fully insured by the Federal Deposit Insurance Corporation;

                          (iii) repurchase obligations with respect to (A) any security described in clause (i) above or (B) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii) (A) above or with any money market funds maintained by a broker which has, at the time of such investment, the highest credit rating from each Rating Agency;

                          (iv) commercial paper having a rating of at least "A-1" by S&P and "Prime-l" by Moody's at the time of such investment, including commercial paper having such rating issued by the Trustee, NationsBank Corporation or NationsCredit Corporation;

                          (v) money market funds or money market mutual funds (other than closed-end funds), including funds for which Bankers Trust Company is investment manager or advisor, which
                 (A) maintain a constant net asset value and (B) have at the time of such investment a rating by AAAm or AAAmg by S&P or Aaa by Moody's;

                          (vi) if the Trustee does not receive written investment instructions, the investments referred to in (v) above; or

                          (vii) any other investment approved in writing by each Rating Agency.

                   NATIONSCREDIT SECURITIZATION CORPORATION,
                                   Depositor,

                                      and

                NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA,
                                   Servicer.


                   STANDARD TERMS AND CONDITIONS OF AGREEMENT
                         Dated as of September 30, 1997


                                $169,190,255.16
                       NationsCredit Grantor Trust 1997-2
                                $120,803,719.92
                  6.35% Marine Receivable-Backed Certificates
                                 $48,386,535.24
                    6.25% RV Receivable-Backed Certificates

                       NATIONSCREDIT GRANTOR TRUST 1997-2
                   STANDARD TERMS AND CONDITIONS OF AGREEMENT
                         DATED AS OF SEPTEMBER 30, 1997

                                  INTRODUCTION

                 These Standard Terms and Conditions of Agreement shall be applicable to NationsCredit Grantor Trust 1997-2 formed on the date hereof, with respect to which a Pooling and Servicing Agreement incorporating by reference these Standard Terms and Conditions of Agreement shall have been executed.

                                   ARTICLE XI
                                  Definitions

                 SECTION 11.1. Definitions. Whenever used in the Agreement (including these Standard Terms and Conditions of Agreement) the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                 "Account Property" means all amounts and investments held from time to time in the Marine Reserve Account and the RV Reserve Account , as the case may be (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities, securities entitlements, investment property or otherwise), and all proceeds of the foregoing.

                 "Agreement" means the Pooling and Servicing Agreement executed by the Depositor, the Servicer, the Trustee and the Collateral Agent as of the Cutoff Date, into which these Standard Terms and Conditions of Agreement shall be incorporated by reference, and all amendments and supplements thereto.

                 "Amount Financed" with respect to a Marine Receivable means the original amount advanced under the Marine Receivable, and with respect to a RV Receivable means the original amount advanced under the RV Receivable, toward the purchase price of the Boat, in the case of Marine Receivables, or toward the purchase price of the RV, in the case of RV Receivables, and any cost to the related Obligor of any dealer installed options, extended warranty plans, credit life and disability insurance, including any amount allocable to the premium of collateral protection insurance purchased by NationsCredit Commercial prior to the Cutoff Date and sales taxes on the related Boat or RV.

                 "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the Receivable.

                 "Boat" means a new or used boat, boat motor or boat trailer, securing an Obligor's indebtedness under the respective Marine Receivable.

                 "Book-Entry Certificates" shall mean beneficial interests in the Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 15.8.

                 "Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the City of New York, New York shall be authorized or obligated by law or executive order to be closed.

                 "Carry-Over Monthly Marine Interest" means, for any Distribution Date, the aggregate Monthly Marine Interest Payments for prior Distribution Dates which have not been paid, after giving effect to any payments or distributions made pursuant to clauses (ii) through (iv) of Section 14.5(a).

                 "Carry-Over Monthly Marine Principal" means, for any Distribution Date, the aggregate Monthly Marine Principal Payments for prior Distribution Dates which have not been paid, after giving effect to any payments or distributions made pursuant to clauses (ii) through (iv) of Section 14.5(a).

                 "Carry-Over Monthly Marine Servicing Fee" means, for any Distribution Date, the aggregate Monthly Marine Servicing Fees for prior Distribution Dates which have not been paid after giving effect to any payments or distributions made pursuant to clauses (ii) through (iv) of Section 14.5(a).

                 "Carry-Over Monthly RV Interest" means, for any Distribution Date, the aggregate Monthly RV Interest Payments for prior Distribution Dates which have not been paid, after giving effect to any payments or distributions made pursuant to clauses (ii) through (iv) of Section 14.5A(a).

                 "Carry-Over Monthly RV Principal" means, for any Distribution Date, the aggregate Monthly RV Principal Payments for prior Distribution Dates which have not been paid, after giving effect to any payments or distributions made pursuant to clauses (ii) through (iv) of Section 14.5A(a).

                 "Carry-Over Monthly RV Servicing Fee" means, for any Distribution Date, the aggregate Monthly RV Servicing Fees for prior Distribution Dates which have not been paid after giving effect to any payments or distributions made pursuant to clauses (ii) through (iv) of Section 14.5A(a).

                 "Certificate" means a Marine Certificate or an RV Certificate.

                 "Certificate Balance" means as of any date of determination, the sum of the Marine Certificate Balance and the RV Certificate Balance.

                 "Certificate Owner" shall mean, with respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

                 "Certificate Register" and "Certificate Registrar" mean the register maintained and the registrar appointed pursuant to Section 15.3.

                 "Certificateholder" or "Holder" means the Person in whose name the respective Certificate shall be registered in the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to the Agreement, the interest evidenced by any Certificate registered in the name of the Depositor or the Servicer, or any Person controlling, controlled by, or under common control with the Depositor or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained.

                 "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

                 "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                 "Collateral Agent" means the Person acting as Collateral Agent under this Agreement, its successor in interest, and any successor Collateral Agent appointed pursuant to Section 19.10.

                 "Collection Period" means each calendar month.

                 "Corporate Trust Office" means the office of the Trustee at which its corporate trust business shall be administered, which office at the date of the Agreement is 4 Albany Street, New York, New York 10006.

                 "Cutoff Date" means the date specified as such in Section 6.1 of the Agreement.

                 "Dealer" means the dealer who sold a Boat or RV, as applicable, and who originated and assigned the respective Marine Receivable or respective RV Receivable, as applicable, to NationsCredit Commercial under an existing agreement between such dealer and NationsCredit Commercial.

                 "Defaulted Receivable" means a Marine Receivable or RV Receivable as to which either (x) the Servicer has determined, in accordance with its customary servicing procedures, that eventual payment in full is unlikely or (y) (1) 90 or more days have elapsed since the related Boat or RV, as applicable, has been repossessed by the Servicer, in the case of any Marine

Receivable or RV Receivable with a Principal Balance of $10,000 or less as of the day such Boat or RV, as applicable, was repossessed by the Servicer or (2) 180 or more days have elapsed since the related Boat or RV, as applicable, has been repossessed by the Servicer, in the case of any Marine Receivable or RV Receivable, as applicable, with a Principal Balance of greater than $10,000 as of the day such Boat or RV, as applicable, was repossessed by the Servicer.

                 "Defaulted Marine Receivable" means a Defaulted Receivable which is a Marine Receivable.

                 "Defaulted RV Receivable" means a Defaulted Receivable which is a RV Receivable.

                 "Definitive Certificates" means the Certificates specified in
Section 15.8.

                 "Delivery" or "Deliver" when used with respect to Trust Account Property means the following and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Collateral to the Collateral Agent free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof:

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute instruments and are susceptible of physical delivery ("Physical Property"):

                 (i) transfer of possession thereof to the Collateral Agent, indorsed to, or registered in the name of, the Collateral Agent or its nominee or indorsed in blank;

          (b)    with respect to a certificated security:

                  (i)     delivery thereof in bearer form to the Collateral
          Agent; or

                  (ii) delivery thereof in registered form to the Collateral Agent and

                          (A) the certificate is indorsed to the Collateral Agent or in blank by effective indorsement; or

                          (B) the certificate is registered in the name of the Collateral Agent, upon original issue or registration of transfer by the issuer;

          (c)    with respect to an uncertificated security:

                  (i) the delivery of the uncertificated security to the Collateral Agent; or

                  (ii) the issuer has agreed that it will comply with instructions originated by the Collateral Agent without further consent by the registered owner;

          (d) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations:

                  (i) a Federal Reserve Bank by book entry credits the book-entry security to the securities account (as defined in 31 CFR
          Part 357) of a participant (as defined in 31 CFR Part 357) which is also a securities intermediary; and

                  (ii) the participant indicates by book entry that the book-entry security has been credited to the Collateral Agent's securities account;

          (e)     with respect to a security entitlement:

                  (i)    the Collateral Agent becomes the entitlement holder; or

                  (ii) the securities intermediary has agreed that it will comply with entitlement orders originated by the Collateral Agent;

     (f) without further consent by the entitlement holder; for the purpose of clauses (b) and (c) hereof "delivery" means:

             (i)    with respect to a certificated security:

                 (A)     the Collateral Agent acquires possession thereof;

                 (B) another person (other than a securities intermediary) either acquires possession thereof on behalf of the Collateral Agent or, having previously acquired possession thereof, acknowledges that it holds for the Collateral Agent; or

                 (C) a securities intermediary acting on behalf of the Collateral Agent acquires possession of thereof, only if the certificate is in registered form and has been specially indorsed to the Collateral Agent by an effective endorsement;

             (ii)   with respect to an uncertificated security:

                 (A) the issuer registers the Collateral Agent as the registered owner, upon original issue or registration of transfer; or

                 (B) another person (other than a securities intermediary) either becomes the registered owner thereof on behalf of the Collateral Agent or, having previously become the registered owner, acknowledges that it holds for the Collateral Agent;

     (g) for purposes of this definition, except as otherwise indicated, the following terms shall have the meaning assigned to each such term in the UCC:

             (i)     "certificated security"

             (ii)    "effective indorsement"

             (iii)   "entitlement holder"

             (iv)    "instrument"

             (v)     "securities account"

             (vi)    "securities entitlement"

             (vii)   "securities intermediary"

             (viii)  "uncertified security"

     (h) in each case of Delivery contemplated herein, the Collateral Agent shall make appropriate notations on its records, and shall cause same to be made of the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

             "Deposit Date" means the Business Day preceding each Distribution Date.

             "Depositor" means NationsCredit Securitization Corporation, a corporation organized under the laws of the State of Delaware, as the depositor of the Depositor Receivables under the Agreement, and each successor to NationsCredit Securitization Corporation (in the same capacity) pursuant to
Section 16.3.

             "Depositor Receivables" means the Marine Depositor Receivables and the RV Depositor Receivables.

             "Depositor Receivables Files" means the documents specified in
Section 12.3 that relate to Depositor Receivables.

             "Depository Agreement" means the agreement among the Depositor, the Trustee and the initial Clearing Agency, dated October 23, 1997, substantially in the form attached hereto as Exhibit C.

                 "Determination Date" means the earlier of the eighth Business Day or the eleventh calendar day of each month.

                 "Distribution Date" means, for each Collection Period, the 15th of the following month, or if the 15th is not a Business Day, the next following Business Day, commencing with the date specified in the Agreement.

                 "Event of Default" means an event specified in Section 18.1.

                 "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind other than tax liens, mechanics' liens and any liens which attach to the respective Receivable by operation of law.

                 "Liquidation Proceeds" means, with respect to any Collection Period, the monies (including recoveries) collected from whatever source, during such Collection Period on a Defaulted Marine Receivable or Defaulted RV Receivable, as applicable, net of the sum of any amounts expended by the Servicer for the account of the Obligor plus any amounts required by law to be remitted to the Obligor.

                 "Marine Available Funds" means, for any Distribution Date, the sum of (i) all Marine Collections received by the Servicer during the related Collection Period, (ii) all refunds received by the Servicer with respect to any refunded portion of extended warranty protection plan costs, or of physical damage, credit life or disability insurance premiums included in the Amount Financed with respect to Marine Receivables unless such refund must be paid to the Obligor, (iii) the Purchase Amount of all Marine Receivables purchased or repurchased by NationsCredit Commercial or the Servicer during the period from and including the previous Distribution Date (or in case of the first Distribution Date, the Closing Date) to and including the related Deposit Date,
(iv) Liquidation Proceeds with respect to the Marine Receivables received by the Servicer during the related Collection Period, (v) any proceeds from recourse to Dealers received by the Servicer on the Marine Receivables and (vi) all net income and gain realized on funds deposited into the Marine Collection Account or the Marine Certificate Account during the related Collection Period.

                 "Marine Certificate" means a certificate executed by the Trust and authenticated by the Trustee substantially in the form of Exhibit B-1 hereto.

                 "Marine Certificate Account" means the account designated as such, established and maintained pursuant to Section 14.1(a).

                 "Marine Certificate Balance" means, as of any date of determination, the Original Marine Certificate Balance, as specified in the Agreement, reduced by all principal distributions on the Marine Certificates.

                 "Marine Certificate Factor" means, as of the close of business on a Distribution Date, a seven-digit decimal figure equal to the Marine Certificate Balance as of such Distribution Date divided by the Original Marine Certificate Balance.

                 "Marine Certificateholder" means the Holder of a Marine Certificate.

                 "Marine Collections" shall mean, with respect to a Collection Period, all payments by or on behalf of the Obligors made during such Collection Period other than Liquidation Proceeds on the Marine Receivables, as applicable (other than a Purchased Receivable).

                 "Marine Collection Account" means the account designated as such, established and maintained pursuant to Section 14.1(a).

                 "Marine Depositor Receivables" means the marine retail installment sales contracts listed on Schedule A-1.

                 "Marine Distributions" shall have the meaning set forth in
Section 14.5(b).

                 "Marine NCMF Receivables" means the marine retail installment sales contracts listed on Schedule B-1.

                 "Marine Pass-Through Rate" means the interest rate payable to Marine Certificateholders, as specified in the Agreement.

                 "Marine Pool Balance" means as the last day of any Collection Period, the aggregate Principal Balance of the Marine Receivables. For purposes of this definition only the Principal Balance of a Defaulted Marine Receivable shall equal zero.

                 "Marine Priority Distributions" shall have the meaning set forth in Section 14.5(a)(ii).

                 "Marine Receivables" means the Marine Depositor Receivables and the Marine NCMF Receivables.

                 "Marine Reserve Account Initial Deposit" shall have the meaning set forth in the Reimbursement Agreement.

                 "Marine Reserve Account Cross Collateral Withdrawal Amount" shall have the meaning set forth in Section 14.5A(a)(iii).

                 "Marine Reserve Account Withdrawal Amount" shall have the meaning set forth in Section 14.5(a)(ii).

                 "Marine Residual Certificate" shall have the meaning set forth in Section 15.1.

                 "Marine Surety Drawing Amount" shall have the meaning set forth in Section 14.5(a)(iv).

                 "Monthly Marine Interest Payment" means, as of any Distribution Date, one-twelfth of the product of the Marine Pass-Through Rate and the Marine Certificate Balance as of the close of business on the prior Distribution Date or, in the case of the first Distribution Date, the Marine Certificate Balance as of the Closing Date.

                 "Monthly Marine Principal Payment" means, (x) as of any Distribution Date (except for the Final Scheduled Marine Distribution Date), an amount equal to the sum of (i) that portion of all collections received by the Servicer during the related Collection Period on Marine Receivables allocable to principal (which shall not include the principal portion of proceeds from any recoveries or liquidations in respect of any Defaulted Marine Receivable in any Collection Period following the Collection Period in which such Marine Receivable became a Defaulted Marine Receivable), (ii) Purchase Amounts of all Marine Receivables which are allocable to principal and purchased or repurchased by NationsCredit Commercial or the Servicer during the period from and including the previous Distribution Date (or in the case of the first Distribution Date, the Closing Date) to and including the related Deposit Date,
(iii) the Principal Balance of Defaulted Marine Receivables, which became Defaulted Marine Receivables during the related Collection Period and (iv) any Carry-Over Monthly Marine Principal for such Distribution Date and (y) as of the Final Scheduled Marine Distribution Date, after giving effect to the distribution of the amounts set forth in (i) through (iv) of clause (x) above, an amount necessary to reduce the Marine Certificate Balance to zero on such Distribution Date.

                 "Monthly Marine Servicing Fee" means the fee payable to the Servicer for services rendered during each Collection Period, determined pursuant to Section 13.8.

                 "Monthly RV Interest Payment" means, as of any Distribution Date, one-twelfth of the product of the RV Pass-Through Rate and the RV Certificate Balance as of the close of business on the prior Distribution Date or, in the case of the first Distribution Date, the RV Certificate Balance as of the Closing Date.

                 "Monthly RV Principal Payment" means, (x) as of any Distribution Date (except for the Final Scheduled RV Distribution Date), an amount equal to the sum of (i) that portion of all collections received by the Servicer during the related Collection Period on RV Receivables allocable to principal (which shall not include the principal portion of proceeds from any recoveries or liquidations in respect of any Defaulted RV Receivable in any Collection Period following the Collection Period in which such RV Receivable became a Defaulted RV Receivable), (ii) the principal portion of Purchase Amounts of all RV Receivables purchased or repurchased by NationsCredit Commercial or the Servicer during the period from and including the previous Distribution Date (or in the case of the first Distribution Date, the Closing
Date) to and including the related Deposit Date, (iii) the Principal Balance of Defaulted RV Receivables, which became Defaulted RV Receivables during the related Collection Period and (iv) any Carry-Over Monthly RV Principal for such Distribution Date and (y) as of the Final RV

Scheduled Distribution Date, after giving effect to the distribution of the amounts set forth in (i) through (iv) of clause (x) above, an amount necessary to reduce the RV Certificate Balance to zero on such Distribution Date.

                 "Monthly RV Servicing Fee" means the fee payable to the Servicer for services rendered during each Collection Period, determined pursuant to Section 13.8A.

                 "Moody's" means Moody's Investors Service, Inc.

                 "NationsCredit Commercial" means NationsCredit Commercial Corporation of America, a corporation organized under the laws of North Carolina, or its successors.

                 "NationsCredit Marine" means NationsCredit Marine Funding Corporation, a Delaware corporation.

                 "NCMF Receivable Files" means the documents specified in
Section 12.3 that relate to NCMF Receivables.


                 "NCMF Receivables" means the Marine NCMF Receivables.

                 "Net Credit Loss Ratio" means, for any Collection Period, a fraction (expressed as an annualized percentage) (i) the numerator of which is an amount equal to (A) the sum of the aggregate gross losses with respect to the Receivables recognized in such Collection Period and the preceding two Collection Periods, as determined in accordance with the Servicer's normal practices, less any recoveries received during such Collection Period and the preceding two Collection Periods, divided by (B) a factor of three, and (ii) the denominator of which is an amount equal to (A) the sum of the Pool Balance in effect as of the last day of such Collection Period and the Pool Balances as in effect as of the last day of each of the preceding three Collection Periods, divided by (B) a factor of four.

                 "Obligor" on a Receivable means the purchaser or the co-purchasers of the Boat or RV, as applicable, or any other Person who owes payments under the related Receivable.

                 "Officer's Certificate" means a certificate signed by the chairman of the board, the president, any vice chairman of the board, any vice president, the treasurer, any assistant treasurer or the controller of the Depositor, the Servicer or the Surety Bond Issuer, as appropriate.

                 "Opinion of Counsel" means a written opinion of counsel who may but need not be counsel to the Depositor or Servicer, which opinion shall be acceptable to the Trustee, and provided that any opinion relating to the tax status of the Trust shall be rendered by Stroock & Stroock & Lavan LLP or such other independent outside counsel acceptable to the Trustee.

                 "Optional Purchase Percentage" means the percentage specified as such in the Agreement.

                 "Original Certificate Balance" means the sum of the Original Marine Certificate Balance and the Original RV Certificate Balance.

                 "Original Marine Certificate Balance" means the Marine Certificate Balance as of the Closing Date, as specified in the Agreement.

                 "Original Marine Pool Balance" means the Pool Balance as of the Cutoff Date, as specified in the Agreement.

                 "Original Pool Balance" means the sum of the Original Marine Pool Balance and the Original RV Pool Balance.

                 "Original RV Certificate Balance" means the Certificate Balance as of the Closing Date, as specified in the Agreement.

                 "Original RV Pool Balance" means the RV Pool Balance as of the Cutoff Date, as specified in the Agreement.

                 "Permitted Investments" means those investments specified in Schedule C of the Agreement.

                 "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

                 "Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

                 "Pool Balance" means the sum of the Marine Pool Balance and the RV Pool Balance.

                 "Precomputed Receivable" means any Receivable under which the portion of a payment allocable to earned interest (which may be referred to in the Receivable as an add-on finance charge) and the portion allocable to the related Amount Financed is determined according to the sum of periodic balances or the sum of monthly balances or any equivalent method or are monthly actuarial receivables.

                 "Principal Balance" of a Receivable, as of the last day of a Collection Period, means the Amount Financed minus the sum of (a) that portion of all Collections received on or prior to such day by the Servicer allocable as a payment of principal pursuant to Section 14.3 hereof, (b) any refunded portion of extended warranty protection plan costs, or of physical damage, credit life or disability insurance premiums included in the Amount Financed which is applied during the related Collection Period unless such refund must be paid to the Obligor, and (c) the principal portion of all Purchase Amounts paid by the Depositor or the Servicer, in respect of such Receivable, after the preceding Distribution Date but prior to the related Distribution Date.

                 "Purchase Agreement" means the Purchase Agreement executed by the Depositor and NationsCredit Commercial as of the Cutoff Date.

                 "Purchase Amount" means with respect to a Marine Receivable or a RV Receivable the amount, as of the last day of a Collection Period, required to prepay in full the Principal Balance of a Marine Receivable or a RV Receivable, as applicable, plus accrued interest thereon at one-twelfth the sum of the Marine Pass-Through Rate, in the case of the Marine Receivables or the RV Pass-Through Rate, in the case of the RV Receivables plus, in each case, the applicable Servicing Fee Rate to the last day of the month of purchase.

                 The "Purchase and Sale Agreement" means the Purchase and Sale Agreement, dated December 18, 1996 between NationsCredit Commercial and NationsCredit Marine.

                 "Purchased Receivable" means a Marine Receivable or a RV Receivable purchased as of the last day of a Collection Period by the Servicer pursuant to Section 13.7, or 20.2 or 20.2A or by the Depositor pursuant to
Section 12.2.

                 "Rating Agency" means S&P, Moody's or any other nationally recognized rating agency initially contracted by the Depositor to rate the Certificates.

                 "RCC" means Receivables Capital Corporation, a Delaware corporation.

                 "Receivables" means the Depositor Receivables and the NCMF Receivables.

                 "Receivables Files" means the Depositor Receivable Files and the NCMF Receivable Files.

                 "Receivables Purchase Agreement" means the Receivables Purchase Agreement, dated as of December 18, 1996 among NationsCredit Marine, RCC, NationsCredit Commercial and Bank of America National Trust and Savings Association, as Administrator.

                 "Record Date" means for any Distribution Date the close of business on the Business Day prior to such Distribution Date.

                 "Reimbursement Agreement" means the agreement relating to the Surety Bond, which agreement is further defined in Section 6.1 of the Agreement.

                 "Required Deposit Rating" means the rating specified in
Section 6.1 of the Agreement.

                 "RV" means a new or used recreational vehicle securing an Obligor's indebtedness under the respective RV Receivable.

                 "RV Available Funds" means, for any Distribution Date, the sum of (i) all RV Collections received by the Servicer during the related Collection Period, (ii) all refunds received by the Servicer with respect to any refunded portion of extended warranty protection plan costs, or of physical damage, credit life or disability insurance premiums included in the Amount Financed with respect to the RV Receivables unless such refund must be paid to the Obligor, (iii) the Purchase Amount of all RV Receivables purchased or repurchased by NationsCredit Commercial or the Servicer during the period from and including the previous Distribution Date (or in the case of the first Distribution Date, the Closing Date) to and including the related Deposit Date,
(iv) Liquidation Proceeds with respect to the RV Receivables received by the Servicer during the related Collection Period, (v) any proceeds from recourse to Dealers received by the Servicer on the RV Receivables and (vi) all net income and gain realized on funds deposited into the RV Collection Account or the RV Certificate Account and invested in Permitted Investments during the related Collection Period.

                 "RV Certificate" means a certificate executed by the Trust and authenticated by the Trustee substantially in the form of Exhibit B-2 hereto.

                 "RV Certificate Account" means the account designated as such, established and maintained pursuant to Section 14.1A(a).

                 "RV Certificate Balance" means, as of any date of determination, the Original RV Certificate Balance, as specified in the Agreement, reduced by all principal distributions on the RV Certificates.

                 "RV Certificate Factor" means, as of the close of business on a Distribution Date, a seven-digit decimal figure equal to the RV Certificate Balance as of such Distribution Date divided by the Original RV Certificate Balance.

                 "RV Certificateholder" means a Holder of an RV Certificate.

                 "RV Collections" means, with respect to a Collection Period, all payments by or on behalf of the Obligors made during such Collection Period other than Liquidation Proceeds on the RV Receivables, as applicable, (other than a Purchased Receivable).

                 "RV Collection Account" means the account designated as such, established and maintained pursuant to Section 14.1A(a).

                 "RV Depositor Receivables" means the recreational vehicle retail installment sale contracts listed on Schedule A-2.

                 "RV Pass-Through Rate" means the interest rate payable to RV Certificateholders, as specified in the Agreement.

                 "RV Pool Balance" means as of the last day of any related Collection Period, the aggregate Principal Balance of the RV Receivables. For purposes of this definition only the Principal Balance of a Defaulted RV Receivable shall equal zero.

                 "RV Priority Distributions" means the distributions to the RV Certificateholders as set forth in Section 14.5A(ii).

                 "RV Receivables" means the RV Depositor Receivables.

                 "RV Reserve Account Initial Deposit" shall have the meaning set forth in the Reimbursement Agreement.

                 "RV Reserve Account Cross Collateral Withdrawal Amount" shall have the meaning set forth in Section 14.5(a)(iii).

                 "RV Reserve Account Withdrawal Amount" shall have the meaning in Section 14.5A(a)(ii).

                 "RV Residual Certificate" has the meaning set forth in Section 15.1.

                 "RV Surety Drawing Amount" shall have the meaning set forth in
Section 14.5A(a)(iv).

                 "Scheduled Payment" on a Receivable means that portion of the payment required to be made by the Obligor on the related due date during the respective Collection Period sufficient to amortize at level monthly payments the Principal Balance and to provide interest at the APR.

                 "Servicer" means NationsCredit Commercial and each successor to NationsCredit Commercial (in the same capacity) pursuant to Section 17.3.

                 "Servicer's Certificate" means a certificate completed and executed by the Servicer by its chairman of the board, its president, any vice chairman of the board, any vice president, the treasurer, any assistant treasurer or the controller of the Servicer pursuant to Section 13.9, substantially in the form of Exhibit D.

                 "Servicing Standards" means, at any time, the quality of the Servicer's (or in the event that a subservicer performs servicing operations on behalf of the Servicer, such subservicer's) performance with respect to (i) compliance with the terms and conditions of the Agreement, and (ii) adequacy, measured in accordance with industry standards and current and historical standards of the Servicer (or such subservicer) in respect of all marine receivables and recreational vehicle receivables serviced by the Servicer (or such subservicer), regardless of whether such receivables are owned by the Servicer (or such subservicer), of the Servicer's (or such subservicer's) servicing of the Receivables.

                 "Ship Mortgage Act" means the Ship Mortgage Act of 1920, as amended.

                 "Specified Marine Reserve Account Requirement" with respect to any Distribution Date, shall have the meaning set forth in the Reimbursement Agreement.

                 "Specified RV Reserve Account Requirement" with respect to any Distribution Date, shall have the meaning set forth in the Reimbursement Agreement.

                 "S&P" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies.

                 "State" means any state of the United States of America or the District of Columbia.

                 "Statement to Certificateholders" means a certificate completed and executed by the Servicer by its chairman of the board, its president, any vice chairman of the board, any vice president, the treasurer, any assistant treasurer or the controller of the Servicer pursuant to Section 14.7, substantially in the form of Exhibit E.

                 "Surety Bond" means the unconditional, irrevocable surety bond designated as such in the Agreement.

                 "Surety Bond Issuer" means the Person specified as such in
Section 6.1 of the Agreement.

                 "Surety Bond Issuer Default" means the failure of the Surety Bond Issuer to make a payment required under the Surety Bond in accordance with its terms.

                 "Trust" means the trust created by the Agreement, the estate of which shall consist of (i) the Receivables (other than Purchased Receivables), and all payments received or due thereunder after the Cutoff Date; (ii) funds deposited into the Marine Collection Account and the RV Collection Account or the Marine Certificate Account and the RV Certificate Account together with any investments made with such funds and any income accruing thereon; (iii) any interest of the Depositor or NationsCredit Marine in the security interests in the related Boats and RVs and any other property and rights in property granted by the Obligors; (iv) the Surety Bond; (v) all right, title and interest of the Depositor in, to and under the Purchase Agreement; (vi) the right of NationsCredit Marine pursuant to the Purchase and Sale Agreement to cause

NationsCredit Commercial to repurchase NCMF Receivables as a result of a breach of representations and warranties contained in paragraph (h) or (i) of Exhibit III of the Purchase and Sale Agreement; provided that paragraph (i) shall be limited to paragraphs (iii), (iv), (xiii) and (xxiii) of the definition of "Eligible Receivables" (as such term is defined in the Purchase and Sale Agreement); (vii) any interest of the Depositor in any proceeds from claims on physical damage, credit life or disability insurance policies covering the Boats and RVs or NationsCredit Marine in any proceeds from claims on physical damage, credit life or disability insurance policies covering the Boats or the Obligors, as the case may be; (viii) any property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and that shall have been acquired by or on the behalf of the Trustee; and (ix) the proceeds of all of the foregoing.

                 "Trustee" means the Person acting as Trustee under the Agreement, its successor in interest, and any successor trustee pursuant to
Section 19.11.

                 "Trustee Officer" means any officer assigned to the Corporate Trust Office, including any managing director, vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer or any other officer of the Corporate Trust Office of the Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                 "Trustee's Certificate" means a certificate completed and executed by the Trustee by a Trustee Officer pursuant to Section 19.2, substantially in the form of, in the case of an assignment to the Depositor, Exhibit F-1, and in the case of an assignment to the Servicer, Exhibit F-2.

                 "UCC" means the Uniform Commercial Code as in effect in the respective jurisdiction.

                 SECTION 11.2. Usage of Terms. With respect to all terms in the Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by the Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

                 SECTION 11.3. Cutoff Date and Record Date. All references to the Record Date prior to the first Record Date in the life of the Trust shall be to the Cutoff Date.

                 SECTION 11.4. Section References. All section references shall be to Sections in these Standard Terms and Conditions of Agreement.

                                  ARTICLE XII
                                The Receivables

                 SECTION 12.1. Representations and Warranties of Depositor. The Depositor makes the following representations and warranties as to the Depositor Receivables on which the Trustee relies in accepting the Depositor Receivables in trust and executing and authenticating the Certificates. Such representations and warranties speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Depositor Receivables to the Trustee.

                          (i) Characteristics of Depositor Receivables. Each Depositor Receivable (a) shall have been originated in the United States by a Dealer for the retail sale of a Boat or RV in the ordinary course of such Dealer's business, shall have been fully and properly executed by the parties thereto, shall be denominated in U.S. dollars, (b) shall have created a valid, subsisting and enforceable first priority perfected security interest in favor of NationsCredit Commercial in the related Boat or RV, as applicable (other than in the case of boat motors installed in Boats subject to certificate of title statutes that provide for perfection of the security interests in such boat motors by the filing of a UCC-1 financing statement), which security interest has been validly assigned to the Depositor and has been validly assigned by the Depositor to the Trustee, (c) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security, (d) shall provide for level monthly payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate, and (e) shall provide for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance and includes any accrued but unpaid interest due pursuant to the terms of the related contract through the date of prepayment in an amount at least equal to the Annual Percentage Rate.

                          (ii) Schedule of Depositor Receivables. The information set forth in Schedule A to the Agreement shall be true and correct in all material respects as of the close of business on the Cutoff Date, and no selection procedures believed to be adverse to the Certificateholders shall have been utilized in selecting the Depositor Receivables.

                          (iii)   Compliance with Law.  Each Depositor
                 Receivable and the sale of the related Boat or RV, as applicable, shall have complied at the time it was originated or made, and at the date of issuance of the Certificates shall comply, in all material respects with all requirements of applicable Federal, State, and local laws and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal

                 Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Magnuson-Moss Warranty Act, the Federal Trade Commission Credit Practices Rule, State unfair and deceptive trade practice laws, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and any other applicable consumer credit, equal credit opportunity and disclosure laws.

                          (iv)    Binding Obligation.  Each Depositor
                 Receivable shall represent the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights generally and subject to general principles of equity.

                          (v) No Government Obligor. None of the Depositor Receivables shall be due from the United States of America or any State or local government or from any agency, department or instrumentality of the United States of America, any State or local government.

                          (vi) Depositor Receivables in Force. No Depositor Receivable shall have been satisfied, subordinated or rescinded, nor shall any Boat or RV, as applicable, have been released from the security interest granted by the related Depositor Receivable in whole or in part.

                          (vii) No Waiver. No provision of a Depositor Receivable shall have been waived.

                          (viii) No Defenses. Except for the security interests in favor of the Depositor and the Trustee, the Depositor Receivables are free and clear of all security interests, liens, charges, and encumbrances and to the best knowledge of the Depositor no right of rescission, setoff, counterclaim or defense shall have been asserted or threatened with respect to any Depositor Receivable.

                          (ix) No Liens. No liens or claims shall have been filed for work, labor or materials relating to a Boat or RV, as applicable, that shall be liens prior to, or equal to the security interest in the Boat or RV, as applicable, granted by the Depositor Receivable.

                          (x) Insurance. The Obligor has obtained physical damage insurance covering the Boat or RV, as applicable, and the Obligor is required under the terms of the Depositor Receivable to maintain such insurance.

                          (xi) Title. It is the intention of the Depositor that the sale and assignment herein contemplated constitute a sale of the Depositor Receivables from the Depositor to the Trust and that the beneficial interest in and title to the Depositor Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. No Depositor Receivable has been sold, transferred, assigned or pledged by the Depositor to any Person other than the Trustee. Immediately prior to the sale and assignment herein contemplated, the Depositor had good and marketable title to each Depositor Receivable free and clear of all Liens, and, immediately upon the sale and assignment contemplated hereby, the Trustee for the benefit of the Certificateholders and the Surety Bond Issuer shall have good and marketable title to each Depositor Receivable, free and clear of all Liens, encumbrances, security interests and rights of others; and the sale and assignment has been perfected under the UCC.


                          (xiii) Lawful Assignment. No Depositor Receivable shall have been originated in, or shall be subject to the laws of any jurisdiction under which the sale, transfer and assignment of such Depositor Receivable under the Agreement or pursuant to transfers of the Certificates shall be unlawful, void or voidable.

                          (xiv) Security Interest. Upon the Depositor Receivables being conveyed to the Trust pursuant to Section 2.1(a) of the Agreement, the Trust shall have a perfected security interest under the UCC in the Depositor Receivables.

                          (xv) One Original. There shall be in existence one, and only one, original executed copy of each Depositor Receivable.

                          (xvi) UCC Characterization. Each Depositor Receivable constitutes "Chattel Paper" under the UCC.

                          (xvii) Ship Mortgage Act. No Boat related to any Marine Depositor Receivable shall be required to be documented under the Ship Mortgage Act.

                          (xviii) No Default.  Except for payment defaults
                 continuing for a period of less than 60 days as of the Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any Depositor Receivable shall have occurred and neither NationsCredit Commercial nor the Depositor shall have waived any of the foregoing.

                 SECTION 12.2. Repurchase Upon Breach. The Depositor or the Servicer, as the case may be, shall inform the other parties and the Trustee promptly, in writing, upon the discovery of any breach of the Depositor's representations and warranties pursuant to Section 12.1. Unless the breach shall have been cured by the second Record Date following the discovery, the Depositor shall repurchase any Depositor Receivable in which as a result of such breach, the interests of the Certificateholders or the Surety Bond Issuer would be materially and adversely affected, as of such Record Date (or, at the Depositor's option, the first Record Date following the discovery). In consideration of the purchase of the Depositor Receivables, the Depositor shall remit the Purchase Amount in the manner specified in Section 14.4(a) on the Deposit Date. The sole remedy of the Trustee, the Trust or the Certificateholders with respect to a breach of the Depositor's representations and warranties pursuant to Section 12.1 shall be to require the Depositor to repurchase Depositor Receivables pursuant to this
Section 12.2.

                 SECTION 12.3. Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Trustee, on behalf of the Trust, upon the execution and delivery of the Agreement, hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Trustee as custodian of the following documents or instruments which are hereby constructively delivered to the Trust on behalf of the Trust, with respect to each Receivable:

                          (i) The original of the Receivable fully executed by the Obligor.

                          (ii) The original credit application fully executed by the Obligor.

                          (iii) The original certificate of title or such documents that the Servicer or the Depositor shall keep on file, in accordance with its customary procedures, evidencing the security interest of NationsCredit Commercial in the Boat or RV, as applicable.

                          (iv) Any and all other documents that the Servicer shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor or a Boat or RV, as applicable.

                 The Trustee shall have no duty to monitor the performance of the Servicer and shall have no liability in connection with the Servicer's performance hereunder.

                 SECTION 12.4. Duties of Servicer as Custodian. (a) Safekeeping. The Servicer shall hold the Receivable Files on behalf of the Trust for the use and benefit of all Certificateholders and the Surety Bond Issuer, and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Servicer to comply with these Standard Terms and Conditions of Agreement. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under the Agreement, and of the related accounts, records and computer systems, in such a manner as would enable the Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Trustee of the Receivable Files.

                 (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at one of its offices specified in Section 7.1(iv) of the Agreement, or at such other office as shall be specified to the Trustee by written notice not later than 90 days after any change in location. The Servicer shall make available to the Trustee or its duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files, and shall also so make available the Receivable Files themselves, and the related accounts, records and computer systems maintained by the Servicer, at such times as the Trustee shall reasonably instruct.

                 (c) Release of Documents. Upon instruction from the Trustee, the Servicer shall release any Receivable File to the Trustee, the Trustee's agent or the Trustee's designee, as the case may be, at such place or places as the Trustee may designate, as soon as practicable.

                 SECTION 12.5. Instructions; Authority to Act. The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trustee Officer.

                 SECTION 12.6. Custodian's Indemnification. The Servicer as custodian shall indemnify the Trustee (which shall include for purposes of this section it directors, officers, employees and agents) for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred or asserted against the Trustee as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Trustee. This indemnity shall survive the termination of this Agreement and the resignation and removal of the Trustee.

                 SECTION 12.7. Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this Section 12.7. If NationsCredit Commercial shall resign as Servicer in accordance with the provisions of the Agreement or if all the rights and obligations of the Servicer shall have been terminated under Section 18.1, the appointment of the Servicer as custodian may be terminated by the Surety Bond Issuer, in the same manner as the Surety Bond Issuer may terminate the rights and obligations of the Servicer under Section 18.1. The Trustee shall, if required by the Surety Bond Issuer following the occurrence and during the continuation of a Trigger Event (as defined in the Reimbursement Agreement) or an Event of Default or the Trustee, on behalf of the Trust, may terminate the Servicer's appointment as custodian, with cause or as required by law at any time upon written notification to the Servicer. As soon as practicable after any termination of such appointment, the Servicer shall deliver the Receivable Files to the Trustee or the Trustee's agent at such place or places as the Trustee may reasonably designate.

                                  ARTICLE XIII
                  Administration and Servicing of Receivables

                 SECTION 13.1. Duties of Servicer. The Servicer shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables) with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment statements to Obligors, reporting tax information to Obligors, accounting for collections and furnishing monthly and annual statements to the Trustee with respect to distributions. The Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is authorized and empowered by the Trustee to execute and deliver, on behalf of itself, the Trust, the Certificateholders, or the Trustee or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Boats or RVs, as applicable, securing such Receivables. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Trustee (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection on behalf of the party retaining an interest in such Receivable, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, the Trustee shall, at the Servicer's expense and direction, take steps to enforce the Receivable, including bringing suit in its name or the name of the Certificateholders or the Surety Bond Issuer. To enable the Servicer to carry out its servicing and administrative duties hereunder, the Trustee hereby irrevocably appoints the Servicer (which appointment shall run exclusively in favor of any successor servicer immediately upon its appointment and acceptance of its duties hereunder) as its attorney-in-fact, such appointment being coupled with an interest, to execute on its behalf such documents or instruments as are necessary to accomplish the foregoing.

                 SECTION 13.2. Collection of Receivables Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable receivables that it services for itself or others. The Servicer may grant extensions, rebates or adjustments on a Receivable subject to the provisions of Section 13.6. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable.

                 SECTION 13.3. Realization Upon Receivables. On behalf of the Trust, the Servicer shall use its best efforts, consistent with its customary servicing procedures, to repossess or otherwise convert the ownership of the Boat or RV, as applicable, securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of marine receivables and recreational vehicle receivables, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Boat or RV, as applicable, at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Boat or RV, as applicable, shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Boat or RV, as applicable, unless it shall determine in its discretion that such repair and/or repossession will increase the related Liquidation Proceeds by an amount greater than the amount of such expenses.

                 SECTION 13.4. Physical Damage Insurance. The Servicer, in accordance with its customary servicing procedures, shall require that each Obligor shall have obtained physical damage insurance covering the related Boat or RV, as applicable, as of the date of execution of the related Receivable.

                 SECTION 13.5. Maintenance of Security Interests in Boats and RVs. Subject to Article X of the Agreement, the Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of NationsCredit Commercial's security interest created by each Receivable in the related Boat or RV, as applicable. The Trustee, on behalf of the Trust, hereby authorizes the Servicer to take such steps as are necessary to perfect such security interest on behalf of the Trust in the event of the relocation of a Boat or RV, as applicable, or for any other reason.

                 SECTION 13.6. Covenants of Servicer. The Servicer shall make within the required time periods under the UCC all filings necessary in any jurisdiction to give the Trustee a first priority perfected ownership interest in the Receivables. The Servicer shall not release the Boat or RV, as applicable, securing each Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder. The Servicer shall not impair the rights of the Certificateholders in any Receivable. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable marine receivables or recreational vehicle receivables that it services for itself and others. The Servicer shall not sell, pledge, transfer, deliver or otherwise dispose of any Receivable, except as provided in the Agreement. The Servicer will not increase or decrease the number or amount of any Scheduled Payment, or the Principal Balance of a Receivable (except with respect to a prepayment of a Scheduled Payment that does not result in a deferral of any other Scheduled Payment) or the APR of a Receivable, or extend, rewrite or otherwise modify the payment terms of a Receivable; provided, however, that the Servicer may extend a Receivable for credit related reasons that would be acceptable to the Servicer with respect to comparable marine receivables or recreational vehicle receivables, as applicable, that it services for itself and others and in accordance with its customary standards, policies and procedures if the cumulative extensions with respect to any Receivable shall not cause the term of such Receivable to extend beyond the last day of the Collection Period which is related to the Final Scheduled Marine Distribution Date or Final Scheduled RV Distribution Date, as applicable; provided, further, that such extensions will not be made if, in the reasonable opinion of the Servicer, the extensions would modify the terms of such Receivable in such a manner as to constitute a cancellation of such Receivable and the creation of a new receivable for federal income tax purposes. In the event that the Servicer fails to comply with the provisions of the preceding sentence or with respect to the second proviso of the preceding sentence, notwithstanding having acted according to its reasonable opinion, or if there is a final determination that the Servicer has modified the terms of a Receivable in such a manner as to constitute a cancellation of such Receivable and the creation of a new Receivable for federal income tax purposes, the Servicer shall be required to purchase the Receivable or Receivables affected thereby, for the Purchase Amount, in the manner specified in Section 13.7 as of the first day of the Collection Period following the Collection Period in which such failure occurs.

                 SECTION 13.7. Purchase of Receivables Upon Breach. The Servicer or the Trustee shall inform the other party promptly, in writing, upon the discovery (or, in the case of the Trustee, receipt of written notice by a Trust Officer) of any breach pursuant to Section 13.6 or Section 13.15. Notice of any breach pursuant to Section 13.6 or Section 13.15 may be given to the Servicer and the Trustee by the Surety Bond Issuer. Unless the breach shall have been cured by the second Record Date following such discovery, the Servicer shall purchase any Receivable (or in the case of any representation and warranty set forth in clause (xiv) of Section 13.15, the Servicer shall purchase Receivables such that, after giving effect to such purchase, such representation and warranty or covenant would be complied with), in which as a result of such breach the interests of the Certificateholders or the Surety Bond Issuer would be materially and adversely affected, as of such Record Date (or, at the Servicer's option, the first Record Date following the discovery). In consideration of the purchase of such Receivable, the Servicer shall remit the Purchase Amount in the manner specified in Section 14.4 on the Deposit Date. The sole remedy of the Trustee, the Trust or the Certificateholders with respect to a breach pursuant to Section 13.6 or Section 13.15 shall be to require the Servicer to repurchase Receivables pursuant to this Section 13.7.

                 SECTION 13.8. Marine Monthly Servicing Fee. The Monthly Marine Servicing Fee for a Collection Period shall equal the product of one twelfth times the Servicing Fee Rate times the Original Marine Pool Balance, in the case of the initial Collection Period, and thereafter, the Marine Pool Balance as of the close of business of the Servicer on the last day of the prior Collection Period (except that in the case of a successor Servicer, the Monthly Marine Servicing Fee shall equal such amount as is arranged in accordance with Section 18.2). The Servicer shall also be entitled to all late payment and extension fees, prepayment charges and other administrative fees or similar charges allowed by applicable law with respect to Marine Receivables, collected (from whatever source) on the Marine Receivables; provided, however, such late payment and other fees shall not form a part of the Monthly Marine Servicing Fee and the Servicer shall be entitled to such fees as and when collected.

                 SECTION 13.8A. Monthly RV Servicing Fee. The Monthly RV Servicing Fee for a Collection Period shall equal the product of one twelfth times the Servicing Fee Rate times the Original RV Pool Balance, in the case of the initial Collection Period, and thereafter, the RV Pool Balance as of the last day of the prior Collection Period (except that in the case of a successor Servicer, the Monthly RV Servicing Fee shall equal such amount as is arranged in accordance with Section 18.2). The Servicer shall also be entitled to all late payment and extension fees, prepayment charges and other administrative fees or similar charges allowed by applicable law with respect to RV Receivables, collected (from whatever source) on the RV Receivables; provided, however, such late payment and other fees shall not form a part of the Monthly RV Servicing Fee and the Servicer shall be entitled to such fees as and when collected.

                 SECTION 13.9. Servicer's Certificate. On or before 10:00 a.m. New York time on the Determination Date, the Servicer shall deliver to the Trustee and the Surety Bond Provider a Servicer's Certificate, containing all information necessary to make the transfers and distributions pursuant to
Section 14.5 for the Collection Period immediately preceding the date of such Servicer's Certificate. If on any Deposit Date there is a default by the Depositor or the Servicer in respect of any Purchase Amounts to be deposited into the Marine Collection Account or RV Collection Account pursuant to Section
14.4 hereof, the Servicer shall recalculate all of the amounts described in the Servicer's Certificate to reflect such default and deliver to the Trustee a revised Servicer's Certificate reflecting such recalculations on such Deposit Date.

                 SECTION 13.10. Annual Statement as to Compliance; Notice of Default. (a) The Servicer shall deliver to the Trustee and the Surety Bond Issuer, on or before March 31 of each year, beginning March 31, 1998, an Officer's Certificate, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such shorter period from the date of initial issuance of the Certificates to December 31 of such year) and of its performance under the Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under the Agreement throughout such year (or such shorter period, as the case may be), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate and the report referred to in Section 13.11 may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

                 (b) The Servicer shall deliver to the Trustee, the Rating Agencies and the Surety Bond Issuer promptly after having obtained knowledge thereof, but in no event later than 5 Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Default under clause (i) or
(ii) of Section 18.1. The Depositor shall deliver to the Trustee and the Surety Bond Issuer promptly after having obtained knowledge thereof, but in no event later than 5 Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Default under clause (ii) of Section 18.1.

                 SECTION 13.11. Annual Independent Certified Public Accountant's Report. The Servicer shall cause a firm of independent certified public accountants (who may also render other services to the Servicer and the Depositor) to deliver to the Trustee on or before March 31 of each year commencing March 31, 1998, a report to the effect that such firm has conducted an examination, substantially in compliance with attestation standards established by the American Institute of Certified Public Accountants, of certain documents and records relating to the servicing procedures under this Agreement and that, on the basis of such examination, such firm is of the opinion that such servicing was conducted in compliance with the sections of this Agreement with which independent public accountants generally possess adequate professional knowledge and which are reasonably subject to positive assurance by them, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such report. In the event such firm requires Trustee to agree to the procedures performed by such firm, Servicer shall direct Trustee in writing to so agree; it being understood and agreed that Trustee will deliver such letter of agreement in conclusive reliance upon the direction of Servicer, and Trustee makes no independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

                 SECTION 13.12. Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to the Certificateholders access to the Receivables Files in such cases where the Certificateholder shall be required by applicable statutes or regulations to review such documentation. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Servicer. Nothing in this Section 13.12 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 13.12.

                 SECTION 13.13. Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Certificateholders.

                 SECTION 13.14. Appointment of Sub-servicer. The Servicer may at any time appoint a sub-servicer to perform all or any portion of its obligations as Servicer hereunder; provided however, that the Servicer shall remain obligated and be liable to the Trustee, the Certificateholders and the Surety Bond Issuer for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such sub-servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The fees and expenses of the sub-servicer shall be as agreed between the Servicer and its sub-servicer from time to time and neither the Trust, the Trustee nor the Certificateholders shall have any responsibility therefor.

                 SECTION 13.15. Representations and Warranties of the Servicer with respect to the Receivables. The Servicer does hereby make the following representations and warranties on which the Trustee, on behalf of the Trust, relies in accepting the Receivables pursuant to this Agreement and the Assignment and executing and authenticating the Certificates. Such representations and warranties speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Trustee on behalf of the Trust and any termination of the Servicer pursuant to Section 18.1.

                          (i) Characteristics of NCMF Receivables. Each NCMF Receivable (a) shall be denominated in U.S. dollars, (b) shall have an original term of not more than 180 payments, (c) as of the Cutoff Date, shall have a remaining term of not more than 180 payments, (d) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security, (e) shall be kept at the offices of NationsCredit Commercial at 1000 Holcolmb Woods Parkway, Roswell, Georgia 30076 and at 2260 Douglas Boulevard, Suite 100, Roseville, California 95061, (f) shall be adequate for realization against the collateral of the benefits of the security, (g) shall provide for level monthly payments (provided that the payment in the first or last month in the life of the Marine Receivable may be minimally different from the level payment) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate, and (h) shall provide for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance and includes accrued but unpaid interest due through the date of prepayment in an amount at least equal to the Annual Percentage Rate.

                          (ii)    Schedule of NCMF Receivables.  The
                 information set forth in Schedule B-1 and B-2 to the Agreement shall be true and correct in all material respects as of the close of business on the Cutoff Date, and no selection procedures believed to be adverse to the Certificateholders shall have been utilized in selecting the NCMF Receivables.

                          (iii) No Government Obligor. None of the NCMF Receivables shall be due from the United States of America or any State or local government or from any agency, department or instrumentality of the United States of America, any State or local government.

                          (iv)    NCMF Receivables in Force.  No NCMF
                 Receivable shall have been satisfied, subordinated or rescinded, nor shall any Boat have been released from the security interests granted by the related NCMF Receivable in whole or in part.

                          (v) No Waiver. No provision of a NCMF Receivable shall have been waived.

                          (vi) No Defenses. Immediately following the conveyance of the NCMF Receivables pursuant to the Assignment, except for the security interests in favor of the Depositor and the Trustee, the NCMF Receivables are free and clear of all security interests, liens, charges, and encumbrances and to the best knowledge of the Servicer no right of rescission, setoff, counterclaim or defense shall have been asserted or threatened with respect to any NCMF Receivable.

                          (vii) No Liens. No liens or claims shall have been filed for work, labor or materials relating to a Boat that shall be liens prior to, or equal to the security interest in the Boat granted by the NCMF Receivable.

                          (viii) Insurance. The Obligor has obtained physical damage insurance covering the Boat and the Obligor is required under the terms of the NCMF Receivable to maintain such insurance.

                          (ix) Lawful Assignment. No NCMF Receivable shall have been originated in, or shall be subject to the laws of any jurisdiction under which the sale, transfer and assignment of such NCMF Receivable under the Assignment or pursuant to transfers of the Certificates shall be unlawful, void or voidable.

                          (x) Security Interest. Upon the NCMF Receivables being conveyed to the Trust pursuant to the Assignment, the Trust shall have a perfected security interest under the UCC in the NCMF Receivables.

                          (xi) Ship Mortgage Act. No Boat related to any NCMF Receivable shall be required to be documented under the Ship Mortgage.

                          (xii) Compliance with Law. Each NCMF Receivable complies in all material respects with all requirements of applicable Federal, State, and local laws and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Magnuson-Moss Warranty Act, the Federal Trade Commission Credit Practices Rule, State unfair and deceptive trade practice laws, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and any other applicable consumer credit, equal credit opportunity and disclosure laws.

                          (xiii) Title. Immediately upon the sale and assignment contemplated by the Assignment, the Trustee for the benefit of the Certificateholders and the Surety Bond Issuer shall have good and marketable title to each NCMF Receivable, free and clear of all Liens, encumbrances, security interests and rights of others; and the sale and assignment has been perfected under the UCC.

                          (xiv) As of the Cutoff Date, (a) none of the Marine Receivables are related to Boats which have been repossessed by the Servicer, (b) not more than approximately 1.63% of the number of Marine Receivables, constituting approximately 1.51% of the Original Marine Pool Balance are 30 to 59 days delinquent, (c) not more than approximately 0.04% of the number of Marine Receivables, constituting approximately 0.03% of the Original Marine Pool

                 Balance are related to Boats which are 60 to 89 days delinquent and (d) not more than approximately 0.01% of the number of Marine Receivables, constituting approximately 0.01% of the Original Marine Pool Balance are related to Boats which are 90 or more days delinquent.

                          (xv) As of the Cutoff Date, (a) none of the RV Receivables, are related to RVs which have been repossessed by the Servicer, (b) not more than approximately 1.29% of the number of RV Receivables, constituting approximately 1.35% of the Original Pool RV Balance are 30 to 59 days delinquent, (c) none of the RV Receivables, are 60 or more days delinquent.

                          (xvi) Each Receivable creates a first priority perfected security interest in the Boat or RV, as applicable, financed thereby in favor of NationsCredit Commercial (other than in the case of boat motors installed in boats subject to certificate of title statutes that provide for perfection of the security interests in such boat motors by the filing of a UCC-1 financing statement).

                          (xvii) To the best of the Servicer's knowledge, no Liens or claims are pending or threatened with respect to a Boat or RV, as applicable, which may be or become prior to or equal with the Lien of the related Receivable.

                          (xviii) As of the Cutoff Date, (a) 81.52% of the
                 aggregate amount of RV Receivables based on the Original Pool RV Balance are secured by new RVs, (b) 18.48% of the aggregate amount of RV Receivables based on the Original RV Pool Balance are secured by used RVs, (c) 92.45% of the aggregate amount of Marine Receivables based on the Original Marine Pool Balance are secured by new Boats, and (d) 7.55% of the aggregate amount of Marine Receivables based on the Original Marine Pool Balance are secured by used Boats.

                                  ARTICLE XIV
                         Distributions;  Statements to
                               Certificateholders

                 SECTION 14.1. Marine Accounts. (a) The Servicer shall establish and maintain an account (the "Marine Collection Account") in the name of the Trustee for the benefit of the Certificateholders and, to the extent herein provided, for the benefit of the Surety Bond Issuer. The Marine Collection Account shall be a segregated, non-interest-bearing trust account initially established with the Trustee and maintained with the Trustee so long as (i) the deposits of the Trustee have the Required Deposit Rating or (ii) the Marine Collection Account is maintained as a fully segregated trust account. All amounts held in the Marine Collection Account (other than Purchase Amounts) shall be invested in Permitted Investments by the Trustee, at the written direction of the Servicer, in each case such investments maturing not later than the Deposit Date following the Collection Period in which such amounts are so invested. Purchase Amounts deposited on a Deposit Date shall not be invested. Such written direction shall certify that any such investment is authorized by this Section 14.1 and complies with the requirements of Permitted Investments as set forth in Schedule C. The Servicer shall establish and maintain an account (the "Marine Certificate Account") in the name of the Trustee for the benefit of Certificateholders and, to the extent provided herein, for the benefit of the Surety Bond Issuer. The Marine Certificate Account shall be a segregated, non-interest-bearing trust account initially established with the Trustee and maintained with the Trustee for so long as (x) the deposits of the Trustee have the Required Deposit Rating or (y) the Marine Certificate Account is maintained as a fully segregated trust account. The amounts in the Marine Certificate Account shall not be invested. Should the deposits of the Trustee no longer have the Required Deposit Rating and the Marine Collection Account or the Marine Certificate Account, as applicable, shall not be maintained as a fully segregated trust account, then the Servicer shall, with the Trustee's assistance as necessary, cause the Marine Certificate Account and/or the Marine Collection Account to be moved, within 60 days after the occurrence of the later of the loss of the Required Deposit Rating or the cessation of such accounts being maintained as fully segregated trust accounts, to a bank or trust company organized under the laws of the United States of any state thereof, the deposits of which shall have the Required Deposit Rating.

                 (b)      (i)     The Depositor shall establish the Marine
                 Reserve Account in the name of the Collateral Agent for the benefit of the Certificateholders and the Surety Bond Issuer. The Marine Reserve Account shall be a segregated, non-interest-bearing trust account initially established and maintained with the Collateral Agent for so long as (x) the deposits of the Collateral Agent have the Required Deposit Rating or (y) the Marine Reserve Account is maintained as a fully segregated trust account. The Marine Reserve Account shall not be property of the Trust. All amounts held in the Marine Reserve Account shall be invested in Permitted Investments by the Collateral Agent, at the written direction of the Depositor, in each case such investments maturing not later than the Deposit Date following the Collection Period in which such amounts are so invested. Such written direction shall certify that any such investment is authorized by this
                 Section 14.1 and comply with the requirements of Permitted Investments as set forth in Schedule C. Should the deposits of the Collateral Agent no longer have the Required Deposit Rating or the Marine Reserve Account shall not be maintained as a fully segregated trust account, then the Depositor shall, with the Collateral Agent's assistance as necessary, cause the Marine Reserve Account to be moved, within 60 days after the occurrence of the later of the loss of the Required Deposit Rating or the cessation of such accounts being maintained as fully segregated trust accounts, to a bank or trust company organized under the laws of the United States or any state thereof, the deposits of which shall have the Required Deposit Rating.

                          (ii) On the date of the issuance of the Marine Certificates, the Depositor shall cause the Marine Reserve Account Initial Deposit to be deposited into the Marine Reserve Account. The Depositor hereby grants to the Collateral Agent for the benefit of the Certificateholders and the Surety Bond Issuer a security interest in and to the Marine Reserve Account and any and all Account Property credited thereto from time to time, including, but not limited to, Permitted Investments, to secure payment of the Certificates and all amounts owed to the Surety Bond Issuer hereunder or the Reimbursement Agreement according to their terms. Amounts held from time to time in the Marine Reserve Account will continue to be held by the Collateral Agent for the benefit of the Marine Certificateholders and the Surety Bond Issuer, but the Marine Reserve Account shall not be an asset of the Trust. At any time on or after the reduction of the Specified marine Reserve Account Requirement to zero, upon the Marine Certificate Balance being reduced to zero and any interest owing on the Marine Certificate being paid in full, funds held in the Marine Reserve Account shall be remitted to the Depositor after repayment to the Surety Bond Issuer of all amounts owing to the Surety Bond Issuer hereunder and under the Reimbursement Agreement upon the Depositor's written request.

                 SECTION 14.1A. RV Accounts. (a) The Servicer shall establish and maintain an account (the "RV Collection Account") in the name of the Trustee for the benefit of the Certificateholders and, to the extent herein provided, for the benefit of the Surety Bond Issuer. The RV Collection Account shall be a segregated, non-interest-bearing trust account initially established with the Trustee and maintained with the Trustee so long as (i) the deposits of the Trustee have the Required Deposit Rating or (ii) the RV Collection Account is maintained as a fully segregated trust account. All amounts held in the RV Collection Account (other than Purchase Amounts) shall be invested in Permitted Investments by the Trustee, at the written direction of the Servicer, in each case such investments maturing not later than the Deposit Date following the Collection Period in which such amounts are so invested. Purchase Amounts deposited on a Deposit Date shall not be invested. Such written direction shall certify that any such investment is authorized by this Section 14.1A and complies with the requirements of Permitted Investments as set forth in Schedule C. The Servicer shall establish and maintain an account (the "RV Certificate Account") in the name of the Trustee for the benefit of Certificateholders and, to the extent provided herein, for the benefit of the Surety Bond Issuer. The RV Certificate Account shall be a segregated, non-interest-bearing trust account initially established with the Trustee and maintained with the Trustee for so long as (x) the deposits of the Trustee have the Required Deposit Rating or (y) the RV Certificate Account is maintained as a fully segregated trust account. The amounts in the RV Certificate Account shall not be invested. Should the deposits of the Trustee no longer have the Required Deposit Rating and the RV Collection Account or the RV Certificate Account, as applicable, shall not be maintained as a fully segregated trust account, then the Servicer shall, with the Trustee's assistance as necessary, cause the RV Certificate Account and/or the RV Collection Account to be moved, within 60 days after the occurrence of the later of the loss of the Required Deposit Rating or the cessation of such accounts being maintained as fully segregated trust accounts, to a bank or trust company organized under the laws of the United States of any state thereof, the deposits of which shall have the Required Deposit Rating.

                 (b)      (i)     The Depositor shall establish the RV Reserve
                 Account in the name of the Collateral Agent for the benefit of the Certificateholders and the Surety Bond Issuer. The RV Reserve Account shall be a segregated, non-interest-bearing trust account initially established and maintained with the Collateral Agent for so long as (x) the deposits of the Collateral Agent have the Required Deposit Rating or (y) the RV Reserve Account is maintained as a fully segregated trust account. The RV Reserve Account shall not be property of the Trust. All amounts held in the RV Reserve Account shall be invested in Permitted Investments by the Collateral Agent, at the written direction of the Depositor, in each case such investments maturing not later than the Deposit Date following the Collection Period in which such amounts are so invested. Such written direction shall certify that any such investment is authorized by this Section 14.1 and comply with the requirements of Permitted Investments as set forth in Schedule
                 C. Should the deposits of the Collateral Agent no longer have the Required Deposit Rating or the RV Reserve Account shall not be maintained as a fully segregated trust account, then the Depositor shall, with the Collateral Agent's assistance as necessary, cause the RV Reserve Account to be moved, within 60 days after the occurrence of the later of the loss of the Required Deposit Rating or the cessation of such accounts being maintained as fully segregated trust accounts, to a bank or trust company organized under the laws of the United States or any state thereof, the deposits of which shall have the Required Deposit Rating.

                          (ii) On the date of the issuance of the RV Certificates, the Depositor shall cause the RV Reserve Account Initial Deposit to be deposited into the RV Reserve Account. The Depositor hereby grants to the Collateral Agent for the benefit of the Certificateholders and the Surety Bond Issuer a security interest in and to the RV Reserve Account and any and all Account Property credited thereto from time to time, including, but not limited to, Permitted Investments, to secure payment of the Certificates according to their terms and all amounts, owing to the Surety Bond Issuer hereunder and under the Reimbursement Agreement. Amounts held from time to time in the RV Reserve Account will continue to be held by the RV Collateral Agent for the benefit of the Certificateholders and the Surety Bond Issuer, but the RV Reserve Account shall not be an asset of the Trust. At any time on or after the reduction of the Specified RV Reserve Account Requirement to zero, upon the RV Certificate Balance being reduced to zero and any interest owing on the RV Certificates being paid in full, funds held in the RV Reserve Account shall be remitted to the Depositor after repayment to the Surety Bond Issuer of all amounts owing to the Surety Bond Issuer hereunder and under the Reimbursement Agreement upon the Depositor's written request.

                 SECTION 14.1B. Account Property. (a) With respect to the Account Property in respect of the Marine Reserve Account and the RV Reserve Account, the Collateral Agent agrees that:

                                  A. any Account Property that is held in deposit accounts shall be held solely in a bank with the Required Deposit Rating; and each such deposit account shall be subject to the exclusive dominion and control of the Collateral Agent, and the Collateral Agent shall have sole signature authority with respect thereto;

                                  B.       any Account Property that is
                 Physical Property shall be delivered to the Collateral Agent in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Collateral Agent or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the Relevant UCC);

                                  C.       any Account Property that is a
                 "certificated security" under Article 8 of the Relevant UCC shall be delivered to the Collateral Agent in accordance with paragraph (b) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Collateral Agent or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the Relevant UCC);

                                  D.        any Account Property that is an
                 "uncertificated security" under Article 8 of the Relevant UCC shall be delivered to the Collateral Agent in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued registration on the books and records of the issuer thereof of the ownership of such security by the Collateral Agent (or its nominee) or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the Relevant UCC);

                                  E.       any Account Property that is a
                 book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered to the Collateral Agent in accordance with paragraph (d) of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Account Property in the name of the Collateral Agent or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the Relevant UCC);

                                  F.       any Account Property held through a
                 securities intermediary (as such term is defined in Section 8-102(a)(14) of the Relevant UCC) shall be held in a securities account (as such term is defined in Section 8-501(a) of the Relevant UCC) that is established by such securities intermediary in the name of the Collateral Agent for which the Collateral Agent is the sole entitlement holder (as defined in Section 8-102(a)(7) of the Relevant UCC).

                 SECTION 14.2. Marine Collections. The Servicer shall remit to the Marine Collection Account within two Business Days after receipt thereof all Marine Collections, any amounts referred to in clauses (ii) and (iv) of the definition of Marine Available Funds, each as collected during the Marine Collection Period; provided, however, that the Servicer shall be permitted to make remittances of Marine Collections, any amounts referred to in clause (ii) of the definition of Marine Available Funds and Liquidation Proceeds to the Collection Account in next-day funds or immediately available funds by 12:30 p.m. New York City time on the Deposit Date immediately following such Collection Period if the specific terms and conditions set forth below in this
Section 14.2 are satisfied and only for so long as such terms and conditions are satisfied:

                          (i)     the Servicer shall be NationsCredit
                 Commercial or any other Successor Servicer pursuant to Section 17.3;

                          (ii)    there exists no Event of Default (as
                 described below);

                          (iii) if the Servicer does not have a short term debt rating or deposit rating, as applicable, of at least A-1 from S&P and P-1 from Moody's, a guaranty, letter of credit, surety bond or other similar instrument is issued covering Marine Collections and RV Collections, any amounts referred to in clause (ii) of the definitions of Marine Available Funds and RV Available Funds and Liquidation Proceeds held by NationsCredit Commercial or its successor, which is acceptable to the Rating Agencies and the Surety Bond Issuer and issued by an entity, which has a short-term debt or deposit rating, as applicable, of at least A-1 from S&P and P-1 from Moody's; and

                          (iv) the Servicer, the Trustee, the Depositor and the Surety Bond Issuer shall not have received any notice from S&P or Moody's that failure to deposit such funds more frequently will result in a reduction or withdrawal of the then current rating on the Marine Certificates or the RV Certificates by either S&P or Moody's; and

                          (v) no Person shall have asserted, in any legal proceeding, the invalidity or unenforceability of the Agreement or the Certificates;

                 The Trustee shall not be deemed to have knowledge of any event or circumstance under clause (ii) above that would require remittance by the Servicer of Marine Collections or RV Collections, and Liquidations Proceeds to the Marine Collection Account or RV Collection Account, as applicable, two Business Days after receipt thereof unless the Trustee has received notice of such event or circumstance from the Depositor, the Servicer or the Surety Bond Issuer in an Officer's Certificate or from the Holders of Certificates evidencing not less than 25% of the Certificate Balance.

                 SECTION 14.2A. RV Collections. The Servicer shall remit to the RV Collection Account within two Business Days after receipt thereof all RV Collections, any amounts referred to in clauses (ii) and (iv) of the definition of RV Available Funds, each as collected during the RV Collection Period; provided, however, that the Servicer shall be permitted to make remittances of RV Collections, any amounts referred to in clause (ii) of the definition of RV Available Funds and Liquidation Proceeds to the Collection Account in next-day funds or immediately available funds by 12:30 p.m. New York City time on the Deposit Date immediately following such Collection Period if the specific terms and conditions set forth in clauses (i) through (iv) of Section 14.2 are satisfied and only for so long as such terms and conditions are satisfied.

                 SECTION 14.3. Application of Marine Collections and RV Collections. As of each Determination Date, all Marine Collections and RV Collections for the related Collection Period shall be applied as follows:

                 With respect to each Marine Receivable and RV Receivable (other than a Purchased Receivable), payments thereon by or on behalf of the Obligor shall be applied first to late payment and extension fees, second to interest accrued on the Marine Receivable or RV Receivable, as applicable, third to principal due on the Marine Receivable or RV Receivable, as applicable, during the related Collection Period, fourth to insurance premiums, and fifth to administrative charges, if any. Last, any excess shall be applied to prepay the Principal Balance of the Marine Receivable, in the case of Marine Collections, or RV Receivables in the case of RV Collections.

                 SECTION 14.4. Additional Deposits. The Servicer and/or the Depositor shall deposit (i) in the Marine Collection Account the aggregate Purchase Amount with respect to Purchased Receivables that are Marine Receivables and the Servicer shall deposit therein all amounts to be paid under Sections 12.2, 13.7 and 20.2 which relate to the Marine Receivables and (ii) in the RV Collection Account the aggregate Purchase Amount with respect to Purchased Receivables that are RV Receivables and the Servicer shall deposit therein all amounts to be paid under Sections 12.2, 13.7 and 20.2A which relate to the RV Receivables. All such deposits shall be made in next-day funds or immediately available funds by 12:30 p.m. New York City Time on the Deposit Date relating to the Collection Period during which such repurchase, purchase or other obligation arose. The Trustee shall deposit in the Marine Certificate Account the aggregate of any amounts received from the Surety Bond Issuer pursuant to Section 14.5(a)(iv) on the date of receipt thereof. The Trustee shall deposit in the RV Certificate Account the aggregate of any amounts received from the Surety Bond Issuer pursuant to Section 14.5A(a)(iv) on the date of receipt thereof.

                 SECTION 14.5. Marine Distributions. (a) (i) On each Deposit Date, the Trustee shall transfer all amounts on deposit in the Marine Collection Account to the Marine Certificate Account, in immediately available funds, less any funds identified in an Officer's Certificate of the Servicer as proceeds of Marine Collections allocable to late payment and extension fees, and administrative charges, provided, however, that in the event that the Servicer is required to make deposits to the Marine Collection Account two Business Days after receipt pursuant to Section 14.2, the amount of Marine Available Funds transferred from the Marine Collection Account to the Marine Certificate Account will include only those funds that were deposited into the Marine Collection Account in the Collection Period relating to such Distribution Date. The amount of the transfer from the Marine Collection Account to the Marine Certificate Account shall be set forth in the Servicer's Certificate for such Distribution Date.

                          (ii) On each Deposit Date, the Trustee shall transfer from the Marine Reserve Account to the Marine Certificate Account an amount equal to (A) the lesser of (x) the amount on deposit in the Marine Reserve Account and (y) an amount equal to the shortfall, if any, between, (1) Marine Available Funds for such Collection Period and (2) the sum of
                 (a) the Monthly Marine Interest Payment and any Carry-Over Monthly Marine Interest, (b) the Monthly Marine Servicing Fee and any Carry-Over Monthly Marine Servicing Fee to be distributed to the Servicer pursuant to Section 14.5(b)(ii) and (c) the Monthly Marine Principal Payment, each for the related Distribution Date (collectively "Marine Priority Distributions") reduced by (B) the amount of any distributions made pursuant to clauses (vi) through (viii) of Section 14.5A(b) (the amount transferred pursuant to this clause (ii) is the "Marine Reserve Account Withdrawal Amount" for such Deposit Date).

                 The Marine Reserve Account Withdrawal Amount shall be set forth in the Servicer's Certificate with respect to each Distribution Date.

                          (iii) On each Deposit Date, the Collateral Agent shall transfer from the RV Reserve Account to the Marine Certificate Account, an amount equal to the lesser of (x) the amount on deposit in the RV Reserve Account (after giving effect to any RV Reserve Account Withdrawal Amount to be withdrawn from the RV Reserve Account on such date) and (y) an amount equal to the shortfall between (A) the sum of (l) Marine Available Funds for the related Collection Period, (2) amounts distributed pursuant to clauses (vi) through (viii) of
                 Section 14.5A(b) and (3) the Marine Reserve Account Withdrawal Amounts, if any, and (B) the Marine Priority Distributions (the amount transferred pursuant to this clause (iii) is the "RV Reserve Account Cross Collateral Withdrawal Amount" for such Deposit Date). Any RV Reserve Account Cross Collateral Withdrawal Amount distributed pursuant to this clause (iii) shall be deemed to be outstanding until repaid pursuant to
                 Section 14.5(b)(xi) or Section 14.5(d).

                          (iv) If on any Determination Date the Servicer has reported to the Trustee in the Servicer's Certificate that the Servicer has determined that Marine Available Funds for the related Distribution Date together with any amounts distributed pursuant to clauses (vi) through (viii) of Section 14.5A(b), any Marine Reserve Account Withdrawal Amount for such Distribution Date and any RV Reserve Account Cross Collateral Withdrawal Amount for such Distribution Date are insufficient to provide for the Marine Priority Distribution on such Distribution Date (the amount of such insufficiency is referred to as the "Marine Surety Drawing Amount" for such Distribution Date), then, after receipt of such Servicer's Certificate, the Trustee shall promptly (and in any event not later than 2:00 p.m. (New York time) on the second Business Day prior to the Distribution Date) deliver a completed demand for payment under the Surety Bond to the Surety Bond Issuer requesting payment in an amount equal to the Surety Drawing Amount for such Distribution Date. The Surety Bond Issuer shall pay or cause to be paid the amount of such demand for payment to the Trustee for credit to the Marine Certificate Account, subject to the terms of the Surety Bond, no later than the later of 11:00 a.m. (New York time) on the related Deposit Date and the second Business Day after the Surety Bond Issuer receives a demand for payment.

                 (b) On each Distribution Date, as set forth in the Servicer's Certificate for such Distribution Date, the Trustee will make the following distributions from the Marine Certificate Account in the following order of priority:

                          (i) to the Marine Certificateholders of record as of the related Record Date, the Monthly Marine Interest Payment and any Carry-Over Marine Monthly Interest;

                          (ii)    if the Servicer is not NationsCredit
                 Commercial or an affiliate thereof, to the Servicer, the Monthly Marine Servicing Fee and any Carry-Over Monthly Marine Servicing Fee;

                          (iii) to the Marine Certificateholders of record as of the related Record Date, the Monthly Marine Principal Payment;

                          (iv) if NationsCredit Commercial or an affiliate thereof is the Servicer, to the Servicer, the Monthly Marine Servicing Fee and any Carry-Over Monthly Marine Servicing Fee;

                          (v) to the Surety Bond Issuer, any amounts owing to the Surety Bond Issuer hereunder and pursuant to the Reimbursement Agreement which are allocable to the Marine Certificates (in the reasonable commercial judgment of the Servicer) and not paid;

                          (vi) to the RV Certificateholders an amount up to the shortfall, between (x) the amount paid to RV Certificateholders on such Distribution Date pursuant to
                 Section 14.5A(b)(i), and the Monthly RV Interest Payment for such Distribution Date and any Carry-Over Monthly RV Interest Payment from prior Distribution Dates;

                          (vii) if NationsCredit Commercial or an affiliate thereof is not the Servicer, to the Servicer, an amount up to the shortfall between (x) the amount paid to the Servicer on such Distribution Date pursuant to Section 14.5A(b)(ii), and
                 (y) the Monthly RV Servicing Fee for such Distribution Date and any Carry-Over Monthly RV Servicing Fee from prior Distribution Dates;

                          (viii) to the RV Certificateholders, an amount up to the shortfall between (x) the amount paid to the RV Certificateholders on such Distribution Date pursuant to
                 Section 14.5A(b)(iii), and (y) the Monthly RV Principal Payment for such Distribution Date;

                          (ix) if NationsCredit Commercial or an affiliate thereof is the Servicer, to the Servicer, an amount up to the shortfall between (x) the amount paid to the Servicer on such Distribution Date pursuant to Section 14.5A(b)(iv), and (y) the Monthly RV Servicing Fee for such Distribution Date and any Carry-Over Monthly RV Servicing Fee from prior Distribution Dates;

                          (x) to the Surety Bond Issuer, an amount up to the shortfall between (x) the amount paid to the Surety Bond Issuer on such Distribution Date pursuant to Section 14.5A(b)(v), and (y) amounts owing to the Surety Bond Issuer under the Reimbursement Agreement which are allocable to the RV Certificates (in the reasonable commercial judgment of the Servicer) and not paid;

                          (xi) to the Collateral Agent, an amount up to the lesser of (x) the sum of any outstanding RV Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates which have not been repaid pursuant to this clause (xi) or deemed repaid pursuant to Section 14.5(d) and (y) the shortfall between the Specified RV Reserve Account Requirement and the amount on deposit in the RV Reserve Account on such Distribution Date after giving effect to the distribution set forth in clause (xi) of Section 14.5A(b), for deposit into the RV Reserve Account;

                          (xii) to the Collateral Agent, for deposit into the Marine Reserve Account, an amount up to the shortfall between the Specified Marine Reserve Account Requirement and the amount on deposit in the Marine Reserve Account on such Distribution Date without giving effect to the distributions, if any, on such Distribution Date set forth in clauses (xi) and (xiii) of Section 14.5A(b) on such date for deposit into the Marine Reserve Account;

                          (xiii) to the Collateral Agent, an amount up to the shortfall between the Specified RV Reserve Account Requirement and the amount on deposit in the RV Reserve Account on such Distribution Date, after giving effect to the distribution, set forth in clause (xi) above and clause (xii) of Section 14.5A(b), for deposit into the RV Reserve Account; and

                          (xiv)   to the Depositor, any remaining amounts.

                 (c) On each Distribution Date as set forth in the Servicer's Certificate for such Distribution Date, the Trustee shall withdraw from the Marine Reserve Account and distribute to the Depositor an amount equal to the excess, if any, of (x) the amount on deposit in the Marine Reserve Account over (y) the Specified Marine Reserve Account Requirement for such Distribution Date.

                 (d) On any Distribution Date where the amount on deposit in the RV Reserve Account (without giving effect to any withdrawals from or deposits into the RV Marine Account on such Distribution Date) equals the Specified RV Reserve Account Balance on such Distribution Date, all outstanding RV Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates shall be deemed to have been repaid on such Distribution Date.

                 Distributions to Certificateholders, except in the case of distributions under Section 20.1, shall be made by check mailed by the Trustee to each Certificateholder's respective address of record on the Certificate Register (or, where a Clearing Agency is the Certificateholder, by delivery of immediately available funds) and distributions to the Servicer, the Surety Bond Issuer, the Collateral Agent or the Depositor shall be made by wire transfer of immediately available funds.

                 SECTION 14.5A. RV Distributions. (a) (i) On each Deposit Date, the Trustee shall transfer all amounts on deposit in the RV Collection Account to the RV Certificate Account, in immediately available funds, less any funds identified in an Officer's Certificate of the Servicer as proceeds of RV Collections allocable to late payment and extension fees, and administrative charges, provided, however, that in the event that the Servicer is required to make deposits to the RV Collection Account two Business Days after receipt pursuant to Section 14.2, the amount of RV Available Funds transferred from the RV Collection Account to the RV Certificate Account will include only those funds that were deposited into the Collection Account in the Collection Period relating to such Distribution Date. The amount of the transfer from the RV Collection Account to the RV Certificate Account shall be set forth in the Servicer's Certificate for such Distribution Date.

                          (ii) On each Deposit Date, the Collateral Agent shall transfer from the RV Reserve Account to the RV Certificate Account an amount equal to (A) the lesser of (x) the amount on deposit in the RV Reserve Account and (y) an amount equal to the shortfall, if any, between, (1) RV Available Funds for such Collection Period and (2) the sum of
                 (a) the Monthly RV Interest Payment and any Carry-Over Monthly RV Interest, (b) the Monthly RV Servicing Fee and any Carry-Over Monthly RV Servicing Fee to be distributed to the Servicer pursuant to Section 14.5A(b)(ii) and (c) the Monthly RV Principal Payment and any Carry-Over Monthly Principal Payment, each for the related Distribution Date (collectively "RV Priority Distributions") reduced by (B) the amount of any distributions made pursuant to clauses (vi) through (viii) of
                 Section 14.5(b) (the
                 amount transferred pursuant to this clause (ii) is the " RV Reserve Account Withdrawal Amount" for such Deposit Date).

                 The RV Reserve Account Withdrawal Amount shall be set forth in the Servicer's Certificate with respect to each Distribution Date.

                          (iii) On each Deposit Date, the Trustee shall transfer from the Marine Reserve Account to the RV Certificate Account, an amount equal to the lesser of (x) the amount on deposit in the Marine Reserve Account (after giving effect to any Marine Reserve Account Withdrawal Amount to be withdrawn from the Marine Reserve Account on such date) and (y) an amount equal to the shortfall between (A) the sum of (1) RV Available Funds for the related Collection Period, (2) any amounts distributed pursuant to clauses (vi) through (viii) of
                 Section 14.5(b) and (3) the RV Reserve Account Withdrawal Amount, if any, and (B) the RV Priority Distributions (the amount transferred pursuant to this clause (iii) is the "Marine Reserve Account Cross Collateral Withdrawal Amount"). Any Marine Reserve Account Cross Collateral Withdrawal Amount distributed pursuant to this clause (iii) shall be deemed to be outstanding until repaid pursuant to Section 14.5A(b)(xi) or deemed to be repaid pursuant to Section 14.5A(d).

                          (iv) If on any Determination Date the Servicer has reported to the Trustee in the Servicer's Certificate that the Servicer has determined that RV Available Funds for the related Distribution Date together with any amounts distributed pursuant to clauses (vi) through (viii) of Section 14.5(b), any RV Reserve Account Withdrawal Amount for such Distribution Date and any Marine Reserve Account Cross Collateral Withdrawal Amount for such Distribution Date are insufficient to provide for the RV Priority Distribution on such Distribution Date (the amount of such insufficiency is referred to as the "RV Surety Drawing Amount" for such Distribution Date), then, after receipt of such Servicer's Certificate, the Trustee shall promptly (and in any event not later than 2:00 p.m. (New York time) on the second Business Day prior to the Distribution Date) deliver a completed demand for payment under the Surety Bond to the Surety Bond Issuer requesting payment in an amount equal to the Surety Drawing Amount for such Distribution Date. The Surety Bond Issuer shall pay or cause to be paid the amount of such demand for payment to the Trustee for credit to the Certificate Account, subject to the terms of the Surety Bond, no later than the later of 11:00 a.m. (New York time) on the related Deposit Date and the second Business Day after the Surety Bond Issuer receives a demand for payment.

                 (b) On each Distribution Date, as set forth in the Servicer's Certificate for such Distribution Date, the Trustee will make the following distributions from the RV Certificate Account in the following order of priority:

                          (i) to the RV Certificateholders of record as of the related Record Date, the Monthly RV Interest Payment and any Carry-Over RV Monthly Interest;

                          (ii)    if the Servicer is not NationsCredit
                 Commercial or an affiliate thereof, to the Servicer, the Monthly RV Servicing Fee and any Carry-Over Monthly RV Servicing Fee;

                          (iii) to the RV Certificateholders of record as of the related Record Date, the Monthly RV Principal Payment;

                          (iv) if NationsCredit Commercial or an affiliate thereof is the Servicer, to the Servicer, the Monthly RV Servicing Fee and any Carry-Over Monthly RV Servicing Fee;

                          (v) to the Surety Bond Issuer, any amounts owing to the Surety Bond Issuer hereunder and pursuant to the Reimbursement Agreement which are allocable to the RV Certificates (in the reasonable commercial judgment of the Servicer) and not paid;

                          (vi) to the Marine Certificateholders an amount up to the shortfall between (x) the amount paid to the Marine Certificateholders pursuant to Section 14.5(b)(i), and (y) the Monthly Marine Interest Payment for such Distribution Date and any Carry-Over Monthly Marine Interest Payment from prior Distribution Dates;

                          (vii) if NationsCredit Commercial or an affiliate thereof is not the Servicer, to the Servicer, an amount up to the shortfall between (x) the amount paid to the Servicer on such Distribution Date pursuant to Section 14.5(b)(ii), and
                 (y) the Monthly Marine Servicing Fee for such Distribution Date and any Carry-Over Monthly Marine Servicing Fee from prior Distribution Dates;

                          (viii) to the Marine Certificateholders, an amount up to the shortfall between (x) the amount paid to the Marine Certificateholders on such Distribution Date pursuant to
                 Section 14.5(b)(iii), and (y) the Monthly Marine Principal Payment for such Distribution Date;

                          (ix) if NationsCredit Commercial or an affiliate thereof is the Servicer, to the Servicer, an amount up to the shortfall between (x) the amount paid to the Servicer on such Distribution Date pursuant to Section 14.5(b)(iv), and (y) the Monthly Marine Servicing Fee for such Distribution Date and any Carry-Over Monthly Marine Servicing Fee from prior Distribution Dates;

                          (x) to the Surety Bond Issuer, an amount up to the shortfall between (x) the amount paid to the Surety Bond Issuer on such Distribution Date pursuant to Section 14.5(b)(v), and (y) amounts owing to the Surety Bond Issuer under the Reimbursement Agreement which are allocable to the Marine Certificates (in the reasonable commercial judgment of the Servicer) and not paid;

                          (xi) to the Collateral Agent, an amount up to the lesser of (x) the sum of any outstanding Marine Reserve Account Cross Collateral Withdrawal Amounts form prior Distribution Dates which have not been repaid pursuant to this clause (xi) or Section 14.5A(d) and (y) the shortfall, if any, between the Specified Marine Reserve Account Requirement and the amount on deposit in the Marine Reserve Account on such Distribution Date after giving effect to the distribution set forth in clause (xii) of Section 14.5(b), for deposit into the Marine Reserve Account;

                          (xii) to the Collateral Agent for deposit into the Marine Reserve Account, an amount up to the shortfall between the Specified RV Reserve Account Requirement and the amount on deposit in the RV Reserve Account on such Distribution Date without giving effect to the distributions, if any, on such Distribution Date set forth in clauses (xi) and (xiii) of
                 Section 14.5(b) on such date for deposit into the RV Reserve Account;

                          (xiii) to the Collateral Agent, an amount up to the shortfall between the Specified Marine Reserve Account Requirement and the amount on deposit in the Marine Reserve Account, after giving effect to the distribution set forth in clause (xi) and (xii) of Section 14.5(b) for deposit into the Marine Reserve Account; and

                          (xiv)   to the Depositor, any remaining amounts.

                 (c) On each Distribution Date as set forth in the Servicer's Certificate for such Distribution Date, the Trustee shall withdraw from the RV Reserve Account and distribute to the Depositor an amount equal to the excess, if any, of (x) the amount on deposit in the RV Reserve Account over
(y) the Specified RV Reserve Account Requirement for such Distribution Date.

                 (d) On any Distribution Date where the amount on deposit in the Marine Reserve Account (without giving effect to any withdrawals from or deposits into the Marine Reserve Account on such Distribution Date) equals the Specified Marine Reserve Account Balance on such Distribution Date, all outstanding Marine Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates shall be deemed to have been repaid on such Distribution Date.

                 Distributions to Certificateholders, except in the case of distributions under Section 20.1, shall be made by check mailed by the Trustee to each Certificateholder's respective address of record on the Certificate Register (or, where a Clearing Agency is the Certificateholder, by delivery of immediately available funds) and distributions to the Servicer, the Surety Bond Issuer, the Collateral Agent or the Depositor shall be made by wire transfer of immediately available funds.

                 SECTION 14.6. Net Deposits. For so long as the Servicer shall be entitled pursuant to Section 14.2 to remit Marine Collections on a monthly basis rather than more frequently, the Servicer may make the remittances pursuant to Sections 14.2 and 14.4 above net of amounts to be distributed to the Servicer pursuant to Section 14.5(b). Nonetheless, the Servicer shall account for all the above described remittances and distributions in the Servicer's Certificate as if the amounts were deposited and/or transferred separately. For so long as Servicer shall be entitled pursuant to Section 14.2A to remit RV Collections on a monthly basis rather than more frequently, the Servicer may make the remittances pursuant to Sections 14.2A and 14.4 above net of amounts to be distributed to the Servicer pursuant to Section 14.5A(b). Nonetheless, the Servicer shall account for all the above described remittances and distributions in the Servicer's Certificate as if the amounts were deposited and/or transferred separately.

                 SECTION 14.7. Statements to Marine Certificateholders. (a) On each Distribution Date, the Servicer shall provide to the Trustee the Statement to Certificateholders, setting forth for the Collection Period relating to such Distribution Date the following information (stated in the case of items (i), (ii) and (iii), on the basis of $1,000 initial principal amount) as of such Distribution Date a copy of which shall be forwarded by the Trustee to each Certificateholder on such Distribution Date:

                          (i) The amount of the Marine Certificateholder's distribution which constitutes the Monthly Marine Principal Payment;

                          (ii) The amount of the Marine Certificateholder's distribution which constitutes the Monthly Marine Interest Payment (including any Carry-Over Monthly Marine Interest);

                          (iii) The Marine Certificateholder's pro rata portion of the Monthly Marine Servicing Fee (including any Carry-Over Monthly Marine Servicing Fee);

                          (iv) The Marine Certificate Balance and the Marine Certificate Factor as of the close of business on such Distribution Date; and

                          (v) The Marine Pool Balance as of the last day of the related Collection Period.

                 (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of the Agreement, the Trustee shall mail, to each Person who at any time during such calendar year shall have been a Marine Certificateholder, a statement containing the sum of the amounts determined in each of clauses (i) and (ii), for such calendar year or, in the event such Person shall have been a Marine Certificateholder during a portion of such calendar year, for the applicable portion of such year.

                 SECTION 14.7A. Statements to RV Certificateholders. (a) On each Distribution Date, the Servicer shall provide to the Trustee the Statement to Certificateholders, setting forth for the Collection Period relating to such Distribution Date the following information (stated in the case of items (i), (ii) and (iii), on the basis of $1,000 initial principal amount) as of such Distribution Date a copy of which shall be forwarded by the Trustee to each Certificateholder on such Distribution Date:

                          (i) The amount of the RV Certificateholder's distribution which constitutes the Monthly RV Principal Payment;

                          (ii) The amount of the RV Certificateholder's distribution which constitutes the Monthly RV Interest Payment (including any Carry-Over RV Monthly Interest);

                          (iii) The RV Certificateholder's pro rata portion of the Monthly RV Servicing Fee (including any Carry-Over Monthly RV Servicing Fee);

                          (iv) The RV Certificate Balance and the RV Certificate Factor as of the close of business on such Distribution Date; and

                          (v) The RV Pool Balance as of the last day of the related Collection Period.

                 (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of the Agreement, the Trustee shall mail, to each Person who at any time during such calendar year shall have been a RV Certificateholder, a statement containing the sum of the amounts determined in each of clauses (i) and (ii), for such calendar year or, in the event such Person shall have been a RV Certificateholder during a portion of such calendar year, for the applicable portion of such year.

                                 ARTICLE XIV A
                                The Surety Bond

               SECTION 14A.1. The Surety Bond. The Servicer and the Depositor agree, simultaneously with the execution and delivery of this Agreement, to cause the Surety Bond Issuer to issue the Surety Bond to the Trustee for the benefit of the Trust in accordance with the terms thereof.

               SECTION 14A.2. Preference Events. If the payment guaranteed by the Surety Bond Issuer under the Surety Bond is voided pursuant to a final and non-appealable order (a "Preference Event") under any applicable bankruptcy, insolvency, receivership or similar law in an Insolvency Proceeding and, as a result of such a Preference Event, the Trustee is required to return such voided payment, or any portion of such voided payment, made in respect of the Certificates

(an "Avoided Payment"), the Trustee shall furnish to the Surety Bond Issuer:
(x) a certified copy of a final order of a court exercising jurisdiction in such Insolvency Proceeding to the effect that the Trustee is required to return any such payment or portion thereof during the term of the Surety Bond because such payment was voided under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the "Final Order"), (y) an assignment, in form reasonably satisfactory to the Surety Bond Issuer, irrevocably assigning to the Surety Bond Issuer all rights and claims of the Trustee relating to or arising under such Avoided Payment and (z) a Notice for Payment appropriately completed and executed by the Trustee.

               SECTION 14A.3. Surrender of Surety Bond. The Trustee shall surrender the Surety Bond to the Surety Bond Issuer for cancellation upon its expiration in accordance with the terms thereof.

               SECTION 14A.4. Replacement Surety Bond. In the event of a Surety Bond Issuer Default or the rating of the Surety Bond Issuer is downgraded by any Rating Agency such that the rating of the Certificates is reduced, suspended or withdrawn, the Servicer shall be permitted, in accordance with the terms of the Reimbursement Agreement, but shall not be obligated, to substitute a new surety bond for the Surety Bond or may arrange for any other form of credit enhancement; provided, however, that, in each case, the rating of the Certificates following any such substitution shall be the highest rating available for each of the Rating Agencies and provided further that the Surety Bond Issuer is reimbursed for all amounts due under this Agreement and the Reimbursement Agreement. It shall be a condition to substitution of any such new surety bond or other form of credit enhancement that there be delivered to the Trustee (i) an Officer's Certificate by the Servicer stating that the conditions to such substitution set forth in this Section 14A.4 (other than in clause (ii)) have been satisfied and (ii) a legal opinion, acceptable in form to the Trustee, from counsel to the provider of such surety bond or other form of credit enhancement with respect to the enforceability thereof and such other matters as the Trustee may require. Upon receipt of written notice of any such substitution from the Servicer and the taking of physical possession of the replacement surety bond or other form of credit enhancement, the Trustee shall, within five (5) Business Days following receipt of such notice and such taking of physical possession, deliver the Surety Bond marked "Cancelled" to the Surety Bond Issuer, and the Surety Bond Issuer will have no further liability under the Surety Bond.


                                   ARTICLE XV
                                The Certificates

                 SECTION 15.1. The Certificates. The Certificates shall be issued in book-entry form in minimum denominations representing $1,000 of initial principal balance of the Receivables and in integral multiples thereof; provided, however, that one Marine Certificate and one RV Certificate may be issued in a denomination that includes any residual amount and that such Marine Certificate and such RV Certificate shall be retained by the Depositor (collectively such Certificates being, the "Residual Certificates"). The Certificates shall be executed by the Trustee on behalf of the Trust solely in its capacity as Trustee by manual or facsimile signature of a Trustee Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

                 SECTION 15.2. Authentication of Certificates. The Trustee shall cause the Certificates to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by the Depositor's chairman of the board, the president, any vice chairman of the board, any vice president, the treasurer, any assistant treasurer or the controller of the Depositor, without further corporate action by the Depositor, in authorized denominations, pursuant to the Agreement. No Certificate shall entitle its holder to any benefit under the Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibits B-1 and B-2 hereto executed by the Trustee by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                 SECTION 15.3. Registration of Transfer and Exchange of Certificates. (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 15.7, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall be the initial Certificate Registrar.

                 (b) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Trustee. At the option of a Holder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the Corporate Trust Office.

                 (c) Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Certificate surrendered for registration of transfer and exchange shall be canceled and subsequently disposed of by the Trustee.

                 (d) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                 SECTION 15.4. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and
(b) there shall be delivered to the Certificate Registrar or the Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Trustee on behalf of the Trust shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 15.4, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 15.4 shall Constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                 SECTION 15.5. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 14.5 and for all other purposes whatsoever, and neither the Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

                 SECTION 15.6. Access to List of Certificateholders Names and Addresses. At such time as the Certificates exist as Definitive Certificates, the Trustee shall furnish or cause to be furnished to the Servicer and the Surety Bond Issuer, within 15 days after receipt by the Trustee of a request therefor from the Servicer or the Surety Bond Issuer in writing, a list, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders, or one or more Holders of Certificates aggregating not less than 25% of the Certificate Balance, apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under the Agreement or under the Certificates and such application shall be accompanied by a copy of the communication that such applicants propose to transmit, then the Trustee shall promptly after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed to hold neither the Servicer nor the Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                 SECTION 15.7. Maintenance of Office or Agency. The Trustee shall maintain in the Borough of Manhattan, the City of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and the Agreement may be served.
The Trustee initially designates the Corporate Trust Office as specified in the Agreement as its office for such purposes. The Trustee shall give prompt written notice to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

                 SECTION 15.8. Book-Entry Certificates. The Certificates, upon original issuance (except for the Residual Certificate), will be issued in the form of one or more global Certificates registered in the name of the nominee of The Depository Trust Company, the initial Clearing Agency, by or on behalf of the Depositor. The Certificates delivered to The Depository Trust Company shall initially be registered on the Certificate Register in the name of CEDE & CO., the nominee of the initial Clearing Agency, and no Certificate Owner will receive a physical certificate representing such Certificate Owner's interest in the Certificates, except as provided in Section 15.10. Unless and until definitive, fully registered Certificates (the "Definitive Certificates") have been issued to Certificate Owners pursuant to Section 15.10:

                          (i) the provisions of this Section 15.8 shall be in full force and effect;

                          (ii) the Depositor, the Servicer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Certificates) as the authorized representative of the Certificate Owners;

                          (iii)   to the extent that the provisions of this
                 Section 15.8 conflict with any other provisions of the Agreement, the provisions of this Section 15.8 shall control;

                          (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 15.10, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to such Clearing Agency Participants; and

                          (v) whenever the Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates evidencing a specified percentage of the Pool Balance the Clearing Agency will take such actions with respect to specified percentages of the Pool Balance only at the direction of and on behalf of Clearing Agency Participants whose holdings include undivided interests that satisfy such specified percentages. DTC may take conflicting actions with respect to other undivided interests to the extent that such actions are taken on behalf of Clearing Agency Participants whose holdings include such undivided interests.

                 SECTION 15.9. Notices to Clearing Agency. Whenever notice or other communication to the Certificateholders is required under the Agreement, other than to the Holder of the Residual Certificate, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 15.10, the Trustee and the Servicer shall give all such notices and communications specified herein to be given to Holders of the Certificates to the Clearing Agency.

                 SECTION 15.10. Definitive Certificates. If (i) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as Depository with respect to the Certificates and the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its option, elects to terminate the book-entry system through the Clearing Agency, or (iii) after the occurrence of an Event of Default, Certificate owners representing beneficial interests aggregating not less than 51% of the Certificate Balance advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners, then the Trustee through the Clearing Agency shall notify all Certificate Owners of the occurrence of any such event and of the availability through the Clearing Agency of Definitive Certificates. Upon surrender by the Clearing Agency of the global Certificates representing the Certificates and instructions for re-registration, the Trustee shall issue the Definitive Certificates and deliver such Definitive Certificates in accordance with the instructions of the Clearing Agency. Neither the Depositor, the Certificate Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder. The Trustee shall not be liable if the Trustee or the Depositor is unable to locate a qualified successor Clearing Agency.

                                  ARTICLE XVI
                                 The Depositor

                 SECTION 16.1. Representations of Depositor. The Depositor makes the following representations on which the Trustee relies in accepting the Receivables in trust and executing and authenticating the Certificates.

                          (i)     Organization and Good Standing.  The
                 Depositor shall have been duly organized and shall be validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is now conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire and own the Receivables.

                          (ii) Due Qualification. The Depositor shall be duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                          (iii) Principal Place of Business. The Depositor's principal place of business and chief executive office is located in the State of Texas.

                          (iv) Power and Authority. The Depositor shall have the power and authority to execute and deliver the Agreement and to carry out its terms; the Depositor shall have full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trustee as part of the Trust and shall have duly authorized such sale and assignment to the Trustee by all necessary corporate action; and the execution, delivery and performance of the Agreement shall have been duly authorized by the Depositor by all necessary corporate action.

                          (v)     Valid Sale; Binding Obligations. The
                 Agreement shall evidence (A) a valid sale, transfer and assignment of the Receivables, enforceable against creditors of and purchasers from the Depositor, and (B) a legal, valid and binding obligation of the Depositor enforceable in accordance with its terms.

                          (vi) No Violation. The consummation of the transactions contemplated by the Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Agreement); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

                          (vii) No Proceedings. There are no proceedings or investigations pending, or to the Depositor's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (A) asserting the invalidity of the Agreement or the Certificates;
                 (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Agreement; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, the Agreement or the Certificates; or (D) relating to the Depositor and which might adversely affect the Federal income tax attributes of the Certificates.

                          (viii) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery by the Depositor of the Agreement, the Reimbursement Agreement and the Certificates, the performance by the Depositor of the transactions contemplated by the Agreement, the Reimbursement Agreement and the Certificates, and the fulfillment by the Depositor of the terms hereof, have been obtained; provided, however, that the Depositor makes no representation or warranty regarding State securities or "blue sky" laws in connection with the distribution of the Certificates.

                 SECTION 16.2. Liability of Depositor; Indemnities. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under the Agreement:

                          (i) The Depositor shall indemnify, defend and hold harmless the Trustee (which for purposes of this Section
                 16.2 shall include its directors, employees, officers and agents), the Surety Bond Issuer and the Trust from and against any taxes that may at any time be asserted against the Trustee or the Trust with respect to, and as of the date of, the sale of the Receivables to the Trustee or the issuance and original sale of the Certificates, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Trust, not including any taxes asserted with respect to ownership of the Receivables or Federal or other income taxes arising out of the transactions contemplated by the Agreement) and costs and expenses in defending against the same.

                          (ii) The Depositor shall indemnify, defend and hold harmless the Trustee, Collateral Agent and the Securities Intermediary (as defined under each Securities Account Control Agreement (the "Control Agreement") dated September 30, 1997 among the Depositor, the Collateral Agent and Bankers Trust Company, as securities intermediary (which for purposes of this Section 16.2 shall include their directors, employees, officers and agents), the Surety Bond Issuer and the Trust from and against any loss, liability or expense incurred by reason of (a) the Depositor's willful misfeasance, bad faith or negligence in the performance of its duties under the Agreement, or by reason of reckless disregard of its obligations and duties under the Agreement, (b) the Depositor's violation of Federal or State securities laws in connection with the registration of the sale of the Certificates, (c) any action taken by the Trustee at the direction of the Servicer pursuant to Section 13.1 or otherwise or (d) the performance of the Securities Intermediary of its duties under the Control Agreement.

                 Indemnification under this Section 16.2 shall survive the termination of the Agreement and the resignation or removal of the Trustee, and shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Depositor shall have made any indemnity payments to the Trustee pursuant to this Section 16.2 and the Trustee thereafter shall collect any of such amounts from others, the Trustee shall repay such amounts to the Depositor, without interest.

                 SECTION 16.3. Merger or Consolidation of, or Assumption of the Obligations of Depositor. Any Person (a) into which the Depositor may be merged or consolidated, (b) which may result from any merger or consolidation to which the Depositor shall be a party, or (c) which may succeed to the properties and assets of the Depositor substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under the Agreement and the Reimbursement Agreement, shall be the successor to the Depositor hereunder without the execution or filing of any document or any further act by any of the parties to the Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 12.1 shall have been breached and no Event of Default, and no event that, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing, (ii) the Depositor shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 16.3 and (iii) the Depositor shall have delivered an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. The Depositor shall provide notice of any merger, consolidation or succession pursuant to this
Section 16.3 to each Rating Agency and the Surety Bond Issuer. Notwithstanding anything herein to the contrary, the Depositor shall not consummate any transaction of a type referred to in clauses (a), (b) or (c) above unless at such time or prior thereto the foregoing agreement of assumption shall have been executed and the conditions described in clauses (i), (ii) and (iii) shall have been satisfied.

                 SECTION 16.4. Limitation on Liability of Depositor and Others. The Depositor and any director or officer or employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under the Agreement, and that in its opinion may involve it in any expense or liability.

                 SECTION 16.5. Depositor May Own Certificates. The Depositor and any Person controlling, controlled by or under common control with, the Depositor may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Depositor or an affiliate thereof, except as otherwise provided in the definition of "Certificateholder" specified in Section 11.1. Certificates so owned by or pledged to the Depositor or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of the Agreement, without preference, priority or distinction as among all the Certificates.

                 SECTION 16.6. Depositor's Interest in Reserve Accounts; No Transfer. The Depositor hereby acknowledges that the Marine Reserve Account and the RV Reserve Account shall not be a part of the Trust. The Depositor hereby acknowledges that any amounts on deposit in the Marine Reserve Account and the RV Reserve Account (and any investment earnings thereon) is owned directly by it, and the Depositor agrees to treat the same as its assets (and earnings) for federal tax and all other purposes. Funds deposited therein shall be distributable to the Marine Collection Account or the RV Collection Account, as applicable, the Surety Bond Issuer and the Depositor as described in this Agreement and in the Reimbursement Agreement.

                                  ARTICLE XVII
                                  The Servicer

                 SECTION 17.1. Representations of Servicer. The Servicer makes the following representations on which the Trustee relies in accepting the Receivables in trust and executing and authenticating the Certificates.
The representations speak as of the execution and delivery of the Agreement and shall survive the sale of the Receivables to the Trustee.

                          (i) Organization and Good Standing. The Servicer shall have been duly organized and shall be validly existing as a corporation in good standing under the laws of the State of its incorporation, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is now conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire, own, sell and service the Receivables and to hold the Receivable Files as custodian on behalf of the Trustee.

                          (ii) Due Qualification. The Servicer shall be duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by the Agreement) shall require such qualifications.

                          (iii) Power and Authority. The Servicer shall have the power and authority to execute and deliver the Agreement and to carry out its terms; and the executions delivery and performance of the Agreement shall have been duly authorized by the Servicer by all necessary corporate action.

                          (iv)    Valid Sale; Binding Obligations. The
                 Agreement shall constitute a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights generally and subject to general principals of equity.

                          (v) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of the Servicer, or any indenture, agreement or other instrument to which the Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Agreement); nor violate any law or, any order, rule or regulation applicable to the Servicer of any court or of any Federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties.

                          (vi) No Proceedings. There are no proceedings or investigations pending, or, to the Servicer's knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties: (A) asserting the invalidity of the Agreement or the Certificates;
                 (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Agreement; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, the Agreement or the Certificates; or (D) relating to the Servicer and which might adversely affect the Federal income tax attributes of the Certificates.

                          (vii) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery by the Servicer of the Agreement and the Reimbursement Agreement, the performance by the Servicer of the transactions contemplated by the Agreement, the Reimbursement Agreement and the Certificates, and the fulfillment by the Servicer of the terms hereof, have been obtained; provided, however, that the Servicer makes no representation or warranty regarding State securities or "blue sky" laws in connection with the distribution of the Certificates.

                 SECTION 17.2. Liability of Servicer; Indemnities. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under the Agreement:

                          (i) The Servicer shall defend, indemnify and hold harmless the Trustee and the Collateral Agent (which for purposes of this Section 17.2 shall include their directors, officers, employees and agents), the Trust, the Certificateholders and the Surety Bond Issuer from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any affiliate thereof of a Boat or RV.

                          (ii) The Servicer shall indemnify, defend and hold harmless the Trustee and the Collateral Agent, (which for purposes of this Section 17.2 shall include their directors, officers, employees and agents), the Trust and the Surety Bond Issuer from and against any taxes that may at any time be asserted against the Trustee and the Collateral Agent, the Trust or the Surety Bond Issuer with respect to the transactions contemplated herein or in the Reimbursement Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Trust, not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Trust or the issuance and original sale of the Certificates, or asserted with respect to ownership of the Receivables, or Federal or other income taxes arising out of distributions on the Certificates) and costs and expenses in defending against the same.

                          (iii) The Servicer shall indemnify, defend and hold harmless the Trustee and the Collateral Agent (which for purposes of this Section 17.2 shall include their directors, officers, employees and agents), the Trust, the Surety Bond Issuer and the Certificateholders from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon the Trustee and Collateral Agent, the Trust, the Surety Bond Issuer or the Certificateholders through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under the Agreement or the Reimbursement Agreement or by reason of reckless disregard of its obligations and duties under the Agreement or the Reimbursement Agreement.

                          (iv) The Servicer shall indemnify, defend and hold harmless the Trustee and the Collateral Agent (which for purposes of this Section 17.2 shall include their directors, officers, employees and agents), from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties, including any action by the Trustee at the direction of the Servicer taken pursuant to
                 Section 13.1, herein contained and the trusts and duties contained in the Reimbursement Agreement, except to the extent that such cost, expense, loss, claim, damage or liability: (a) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Trustee and the Collateral Agent; (b) relates to any tax other than the taxes with respect to which either the Depositor or the Servicer shall be required to indemnify the Trustee and the Collateral Agent; (c) shall arise from Trustee's breach of any of its representation or warranties set forth in Section 19.8; (d) shall be one as to which the Depositor is required to indemnify the Trustee and the Collateral Agent; or (e) shall arise out of or be incurred in connection with the acceptance or performance by the Trustee of the duties of successor Servicer hereunder unless such cost, expense, loss, claim, damage or liability was caused by the act or omission of the predecessor Servicer.

                 For purposes of this Section 17.2, in the event of the termination of the rights and obligations of NationsCredit Commercial (or any successor thereto pursuant to Section 17.3) as Servicer pursuant to Section 18.1, or a resignation by such Servicer pursuant to the Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Trustee) pursuant to Section 18.2.

                 Indemnification under this Section 17.2 shall survive termination of the Agreement and the resignation or removal of the Trustee and shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section 17.2 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts to the Servicer, without interest.

                 SECTION 17.3. Merger or Consolidation of, or Assumption of the Obligations of the Servicer. Any Person (a) into which the Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party, or (c) which may succeed to the properties and assets of the Servicer substantially as a whole, or any Person, more than 50% of the voting stock of which is, directly or indirectly, owned by NationsBank Corporation, which Person in each of the foregoing cases executed an agreement of assumption to perform every obligation of the Servicer hereunder and under the Reimbursement Agreement, shall be the successor to the Servicer under the Agreement without further act on the part of any of the parties to the Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default shall have happened and be continuing, (ii) the Servicer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 17.3, and (iii) the Servicer shall have delivered to the Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section 17.3 to each Rating Agency and the Surety Bond Issuer. Notwithstanding anything herein to the contrary, the Servicer shall not consummate any transaction of a type referred to in clauses (a), (b) or (c) above unless at or prior thereto the foregoing agreement of assumption shall have been executed and the conditions described in clauses (i), (ii) and
(iii) shall have been satisfied.

                 SECTION 17.4.  Limitation on Liability of Servicer and Others.
(a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Certificateholders, except as provided under the Agreement, for any action taken or for refraining from the taking of any action pursuant to the Agreement; provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the Agreement. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under the Agreement.

                 (b) Except as provided in the Agreement, the Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with the Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of the Agreement and the rights and duties of the parties to the Agreement and the interests of the Certificateholders under the Agreement.

                                 ARTICLE XVIII
                                    Default

                 SECTION 18.1. Events of Default. (a) If any one of the following events (each an "Event of Default") shall occur and be continuing:

                          (i) Any failure by the Servicer to deliver to the Trustee for distribution to Certificateholders any proceeds or payment required to be so delivered under the terms of the Certificates and the Agreement that shall continue unremedied for a period of three Business Days after written notice from the Trustee is received by the Servicer as specified in the Agreement or after discovery of such failure by an officer of the Servicer; or

                          (ii) any failure on the part of the Servicer or the Depositor duly to observe or to perform in any material respect any other covenants or agreements of the Servicer or the Depositor (as the case may be) set forth in the Certificates or in the Agreement, which failure shall (a) materially adversely affects the rights of Certificateholders as determined by the Holders of Certificates evidencing not less than a majority of the Certificate Balance or the rights of the Surety Bond Issuer as determined by the Surety Bond Issuer and (b) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (1) to the Servicer or the Depositor (as the case may be), by the Trustee, or (2) to the Servicer or the Depositor (as the case may be) and to the Trustee by the Surety Bond Issuer; or

                          (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator for the Servicer or the Depositor in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                          (iv) The consent by the Servicer or the Depositor to the appointment of a conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings of or relating to the Servicer or the Depositor or relating to substantially all their property; or the Servicer or the Depositor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                          (v) Any representation or warranty by the Servicer in the Agreement shall prove to have been incorrect in any material respect when made, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Surety Bond Issuer and as a result of which the interests hereunder of Certificateholders or the Surety Bond Issuer are materially and adversely affected;

then, and in each and every case, so long as an Event of Default shall not have been remedied, the Surety Bond Issuer, by notice then given in writing to the Servicer may terminate all the rights and obligations of the Servicer under the Agreement (a "Servicer Transfer").

                 (b) In addition to a Servicer Transfer effected pursuant to clause (a) of this Section 18.1, the Surety Bond Issuer with notice in writing to the Servicer, may effect a Servicer Transfer upon the occurrence of a "Trigger Event" under the Reimbursement Agreement.

                 (c) On or after the receipt by the Servicer of such written notice which effects a Servicing Transfer, all authority and power of the Servicer under the Agreement, whether with respect to the Certificates or the Receivables or otherwise, shall, without further action, pass to and be vested in the Trustee or such successor Servicer as may be appointed under
Section 18.2 pursuant to and under this Section 18.1; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise.

The predecessor Servicer shall cooperate with the successor Servicer and the Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under the Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable. All reasonable costs and expenses (including attorneys' fees and disbursements) incurred in connection with transferring the Receivable Files to the successor Servicer and amending the Agreement and the Reimbursement Agreement to reflect such succession as Servicer pursuant to this Section 18.1 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

                 SECTION 18.2. Appointment of Successor. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 18.1 or the Servicer's resignation in accordance with the terms of the Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under the Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the Trustee of written notice of such resignation (or written confirmation of such notice of resignation) in accordance with the terms of the Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and an accompanying Opinion of Counsel. In the event of the Servicer's resignation or termination hereunder, a successor Servicer appointed by the Trustee and consented to by the Surety Bond Issuer in writing which consent shall not be unreasonably withheld or the Trustee (unless it is unwilling or legally unable to do so) will succeed to all the responsibilities, duties and liabilities of the Servicer under the Agreement and will be entitled to similar compensation arrangements. The successor Servicer shall accept its appointment by a written assumption in form acceptable to the Trustee and the Surety Bond Issuer. Notwithstanding the above, the Trustee, if it is unwilling or unable so to act, shall appoint or petition a court of competent jurisdiction to appoint, an established institution, having a net worth of at least $50,000,000 and whose regular business shall include the servicing of marine retail installment sale contracts, as the successor to the Servicer under the Agreement.

                 (b) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the Monthly Marine Servicing Fee and the Monthly RV Servicing Fee and other fees payable to the Servicer pursuant to Sections 13.8 and 13.8A hereof, and all the rights granted to the predecessor Servicer, by the terms and provisions of the Agreement. No such appointment shall make the successor Servicer responsible for any liabilities of the predecessor Servicer incurred prior to such appointment or for any acts, omissions or misrepresentations of such predecessor Servicer.

                 (c) In connection with such appointment, the Trustee may, with the consent of the Surety Bond Issuer, make such arrangements for the compensation of such successor Servicer out of payments on Receivables as it and such successor Servicer shall negotiate on an arms-length basis, but in no event shall the Servicing Fee Rate be greater than 1.0% per annum.

                 SECTION 18.3. Notification to Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this
Article XVIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, to the Surety Bond Issuer and to each Rating Agency.

                 SECTION 18.4. Waiver of Past Defaults. So long as no Surety Bond Issuer Default shall have occurred and be continuing, the Surety Bond Issuer may, on behalf of all the Holders of Certificates, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from the Certificate Account in accordance with the Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of the Agreement. No such waiver shall impair such Certificateholders' rights or the Surety Bond Issuer's rights with respect to subsequent defaults.

                                  ARTICLE XIX
                                  The Trustee

                 SECTION 19.1. Duties of Trustee. (a) The Trustee, both prior to the occurrence of an Event of Default and after an Event of Default shall have been cured or waived, shall undertake to perform only such duties as are specifically set forth in the Agreement. If an Event of Default shall have occurred and shall not have been cured or waived and, the Trustee has received notice of such Event of Default pursuant to Section 13.10(b), the Trustee shall exercise such of the rights and powers vested in it by the Agreement, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs; provided, however, that if the Trustee shall assume the duties of the Servicer pursuant to Section 18.2, the Trustee in performing such duties shall use the degree of skill and attention customarily exercised by a servicer with respect to comparable receivables that it services for itself or others. For purposes of this Article XIX, an Event of Default shall be deemed to have been cured upon the appointment of a successor Servicer (including the Trustee in such capacity).

                 (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that shall be specifically required to be furnished pursuant to any provision of the Agreement, shall examine them to determine whether they conform to the requirements of the Agreement.

                 (c) The Trustee shall take and maintain custody of the Schedule of Receivables included as an exhibit to the Agreement and shall retain all Servicer's Certificates identifying Receivables that become Purchased Receivables.

                 (d) No provision of the Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act (other than errors in judgment) or its own bad faith; provided, however, that:

                          (i) Prior to the occurrence of an Event of Default (or in the case of an Event of Default described in clause (i) of Section 18.1(a), before the Trustee has received notice of such Event of Default pursuant to Section 13.10(b)), and after the curing or waiving of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of the Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as shall be specifically set forth in the Agreement, no implied covenants or obligations shall be read into the Agreement against the Trustee and, in the absence of negligence, bad faith or willful misfeasance on the part of the Trustee, the Trustee may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Trustee and conforming to the requirements of the Agreement;

                          (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Trustee Officer, unless it shall be proved that the Trustee shall have been negligent in ascertaining the pertinent facts;

                          (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the Agreement or at the direction of the Holders of Certificates evidencing not less than 25% of the Certificate Balance relating to the time, method and place of continuing any proceeding for any remedy available to the Trustee, or relating to the exercise of any trust power conferred upon the Trustee, under the Agreement;

                          (iv) The Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (i) or (ii) of Section 18.1, or of any failure by the Depositor to comply with the obligations of the Depositor referred to in clause
                 (ii) of Section 18.1, or of any incorrect representation or warranty referred to in clause (v) of Section 18.1, unless a Trustee Officer assigned to the Corporate Trust Office receives written notice of such failure or incorrectness from the Servicer or the Depositor, as the case may be, from the Surety Bond Issuer or from the Holders of Certificates evidencing not less than 25% of the Certificate Balance, it being understood that knowledge of the Servicer or the Servicer as custodian is not attributable to the Trustee;

                          (v)     Without limiting the generality of this
                 Section 19.1 or Section 19.4, the Trustee shall have no duty
                 (i) to see to any recording, filing or depositing of the Agreement or any agreement referred to therein or any financing statement or continuation statement evidencing a security interest in the Receivables or the Boats or RVs, as applicable, or to see to the maintenance if any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Boats or RVs, as applicable, or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust, (iv) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to the Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties, (v) to inspect the Boats or RVs, as applicable, at any time or ascertain or inquire as to the performance or observance of any of the Depositor's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer and as custodian of the Receivable Files under the Agreement, or (vi) to prepare or make any filings with the Securities and Exchange Commission with respect to the Trust; and

                          (vi) The Trustee shall not be deemed to be a fiduciary for the Surety Bond Issuer in its capacity as such, and the Trustee's sole responsibility with respect to the Surety Bond Issuer, in its capacity as such, shall be to perform those duties with respect to the Surety Bond Issuer as are specifically set forth herein and no implied covenants shall be read into the Agreement against the Trustee with respect to the Surety Bond Issuer.

                 (e) Neither the Trustee nor the Collateral Agent shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, and the Trustee shall have no liability in connection with losses on Permitted Investments made pursuant to this Agreement or in the exercise of any of its rights or powers, and none of the provisions contained in the Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under the Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of the Agreement.

                 (f) Notwithstanding anything to the contrary contained herein, the Collateral Agent shall have the same rights, indemnities and protections afforded the Trustee.

                 SECTION 19.2 Trustee's Certificate. On or as soon as practicable after each Distribution Date on which Receivables shall be assigned to the Depositor or the Servicer, as applicable, pursuant to Section 19.3, the Trustee shall execute a Trustee's Certificate, based on the information contained in the Servicer's Certificate for the related Collection Period, amounts deposited to the Marine Collection Account and RV Collection Account and notices received pursuant to the Agreement, identifying the Receivables repurchased by the Depositor pursuant to Section 12.2, purchased by the Servicer pursuant to Sections 13.7, 20.2 or 20.2A during such

Collection Period, and shall deliver such Trustee's Certificate, accompanied by a copy of the Servicer's Certificate for such Collection Period to the Depositor or the Servicer, as the case may be. The Trustee's Certificate submitted with respect to such Distribution Date shall operate, as of such Distribution Date, as an assignment, without recourse, representation or warranty, to the Depositor or the Servicer, as the case may be, of all the Trustee's right, title and interest in and to such repurchased Receivable, and all security and documents relating thereto, such assignment being an assignment outright and not for security.

                 SECTION 19.3. Trustee's Assignment of Purchased Receivables. With respect to all Receivables repurchased by the Depositor pursuant to
Section 12.2 or purchased by the Servicer pursuant to Sections 13.7, 20.2 or 20A, the Trustee shall by a Trustee's Certificate assign, without recourse, representation or warranty, to the Depositor or the Servicer (as the case may be) all the Trustee's right, title and interest in and to such Receivables, and all security interests and documents relating thereto.

                 SECTION 19.4. Certain Matters Affecting Trustee. Except as otherwise provided in Section 19.1:

                          (i) The Trustee may rely conclusively and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Servicer's Certificate, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                          (ii) The Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under the Agreement in good faith and in accordance with such advice or Opinion of Counsel.

                          (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Agreement, or to institute, conduct or defend any litigation under the Agreement or in relation to the Agreement, at the request, order or direction of any of the Certificateholders pursuant to the provisions of the Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby.

                          (iv) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement.

                          (v) Prior to the occurrence of an Event of Default (or in the case of an Event of Default described in clause (i) of Section 18.1, before the Trustee has received notice of such Event of Default pursuant to Section 13.10(b)), and after the curing or waiving of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, or other paper or document, unless requested in writing so to do by the Surety Bond Issuer or by Holders of Certificates evidencing not less than 25% of the Certificate Balance; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Trustee, not assured to the Trustee by the security afforded to it by the terms of the Agreement, the Trustee may require indemnity satisfactory to it against such cost, expense or liability as a condition to so proceeding. The expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand. Nothing in this clause (v) shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors.

                          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties under the Agreement either directly or by or through agents or attorneys or a custodian. The Trustee shall not be responsible for any misconduct or negligence of any such agent or custodian appointed with due care by it hereunder or of the Servicer in its capacity as Servicer or custodian.

                          (vii) Subsequent to the sale of the Receivables by the Depositor to the Trustee, on behalf of the Trust, the Trustee shall have no duty of independent inquiry, except as may be required by Section 19.1, and the Trustee may rely upon the representations and warranties and covenants of the Depositor and the Servicer contained in the Agreement with respect to the Receivables and the Receivable Files.

                 SECTION 19.5. Trustee Not Liable for Certificates or Receivables. (a) The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall make no representations as to the validity or sufficiency of the Agreement or of the Certificates (other than the certificate of authentication on the Certificates), or of any Receivable or related document.

                 (b) The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any security interest in any Boat or RV or any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Trust or its ability to generate the payments to be distributed to Certificateholders under the Agreement, including, without limitation: the existence, condition, location and ownership of any Boat or RV; the review of any Receivable File; the existence and enforceability of any physical damage insurance thereon; the existence and contents of any Receivable or Receivable File or any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable or Receivable File; the performance or enforcement of any Receivable; the compliance by the Depositor or the Servicer with any warranty or representation made under the Agreement or in any related document and the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; any investment of monies by the Servicer or any loss resulting therefrom; the acts or omissions of the Depositor, the Servicer or any Obligor; any action of the Servicer taken in the name of the Trustee; or any action by the Trustee taken at the instruction of the Servicer; provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under the Agreement.

                 (c) Except with respect to a claim based on the failure of the Trustee to perform its duties under the Agreement or based on the Trustee's negligence or willful misconduct, no recourse shall be had for any claim based on any provision of the Agreement, the Certificates or any Receivable or assignment thereof against the Trustee in its individual capacity, the Trustee shall not have any personal obligation, liability or duty whatsoever to any Certificateholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust or any indemnitor who shall furnish indemnity as provided in the Agreement.

                 (d) The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Receivables.

                 (e) Any obligation of the Trustee to give any notice or statement to any rating agency hereunder shall constitute only a best efforts obligation and such notice or statement shall be so provided only as a matter of courtesy and accommodation, the Trustee having no liability to any rating agency or any other Person for any failure to so provide such notice or statement. The Depositor hereby certifies to the Trustee that each Rating Agency is rating the Certificates and that each Rating Agency's address is as set forth in Section 21.5. The Trustee may rely on the accuracy of such certification until it receives from the Depositor an Officer's Certificate superseding such certification.

                 SECTION 19.6. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may deal with the Depositor and the Servicer in banking transactions with the same rights as it would have if it were not Trustee.

                 SECTION 19.7. Trustee's Fees and Expenses. (a) The Servicer shall pay to the Trustee, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it and in the execution of the trusts created by the Agreement, and in the exercise and performance of any of the Trustee's powers and duties under the Agreement. The

Servicer shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) incurred or made by the Trustee in accordance with any provisions of the Agreement except any such expense, disbursement or advance as may be attributable to its willful misfeasance, negligence or bad faith.

                 (b) The Depositor shall indemnify the Trustee (which for purposes of this subsection (b) shall include its directors, officers, employees and agents) for, and shall hold it harmless against, any loss, liability or expense incurred without willful misfeasance, negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the Agreement and the Trust and the trusts created by the Reimbursement Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under the Agreement or the Reimbursement Agreement. Additionally, the Depositor, pursuant to Section 16.2, and the Servicer, pursuant to Section 17.2, respectively, shall indemnify the Trustee with respect to certain matters, and Certificateholders, pursuant to Section 19.4, shall upon the circumstances therein set forth, indemnify the Trustee under certain circumstances. In the event that the Depositor fails to pay the amounts it is obligated to pay to the Trustee pursuant to this Section 19.7(b), the Trustee shall be entitled to receive such amounts from the Monthly Marine Servicing Fee and the Monthly RV Servicing Fee prior to the payment thereof to the Servicer. The indemnification provided under this Section 19.7 shall survive termination of the Agreement and removal or resignation of the Trustee.

                 SECTION 19.8. Representations and Warranties of Trustee. The Trustee shall make the following representations and warranties on which the Depositor and Certificateholders shall rely:

                          (i) The Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York.

                          (ii) The Trustee has full corporate power, authority and legal right to execute, deliver and perform its duties and obligations under the Agreement, and shall have taken all necessary action to authorize the execution, delivery and performance by it of the Agreement.

                          (iii) The Agreement shall have been duly executed and delivered by the Trustee.

                 SECTION 19.9. Eligibility Requirements for Trustee. The Trustee under the Agreement shall at all times: be a banking corporation having an office in the same State as the location of the Corporate Trust Office as specified in the Agreement; be organized and doing business under the laws of such State or the United States of America; be authorized under such laws to exercise corporate trust powers; have a combined capital and surplus of at least $50,000,000; and be subject to supervision or examination by Federal or State authorities.

                 If the Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 19.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section l9.9, the Trustee shall resign immediately in the manner and with the effect specified in Section 19.10.

                 SECTION 19.10. Resignation or Removal of Trustee. (a) The Trustee and the Collateral Agent may at any time resign and be discharged from the trusts hereby created by giving not less than 60 days' prior written notice thereof to the Servicer; provided, however, that any such resignation in either capacity shall be deemed a resignation as both Trustee and Collateral Agent. Upon receiving notice of resignation, the Servicer with the consent of the Surety Bond Issuer (unless a Surety Bond Issuer Default shall have occurred and be continuing) shall promptly appoint a successor Trustee and Collateral Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and Collateral Agent and one copy to the successor Trustee and Collateral Agent. If no successor Trustee and Collateral Agent shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee and Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Trustee and Collateral Agent.

                 (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 19.9 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and Collateral Agent. If it shall remove the Trustee and Collateral Agent under the authority of the immediately preceding sentence, the Servicer shall promptly appoint a successor trustee and collateral agent acceptable to the Surety Bond Issuer by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee and Collateral Agent so removed and one copy to the successor Trustee and Collateral Agent.

                 (c) Any resignation or removal of the Trustee and Collateral Agent and appointment of a successor Trustee and Collateral Agent pursuant to any of the provisions of this Section 19.10 shall not become effective until acceptance of appointment by the successor Trustee pursuant and Collateral Agent pursuant to Section 19.11 and payment of all fees and expenses owed to the outgoing Trustee and Collateral Agent. The Servicer shall provide notice of such resignation or removal of the Trustee to each Rating Agency.

                 SECTION 19.11. Successor Trustee and Collateral Agent. (a) Any successor Trustee or Collateral Agent appointed pursuant to Section 19.10 shall be approved as both Trustee and Collateral Agent and shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee and Collateral Agent an instrument accepting such appointment under the Agreement, and thereupon the resignation or removal of the predecessor Trustee and Collateral Agent shall become effective and such successor Trustee and Collateral Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under the Agreement, with like effect as if originally named as Trustee and Collateral Agent. The predecessor Trustee and Collateral Agent shall deliver to the successor Trustee and Collateral Agent all documents, statements and monies held by it under the Agreement; and the Servicer and the predecessor Trustee and Collateral Agent shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee and Collateral Agent all such rights, powers, duties and obligations.

                 (b) No successor Trustee and Collateral Agent shall accept appointment as provided in this Section 19.11, unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 19.9.

                 (c) Upon acceptance of appointment by a successor Trustee and Collateral Agent pursuant to this Section 19.11, the Servicer shall mail notice of the successor of such Trustee and Collateral Agent under the Agreement to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Trustee and Collateral Agent, the successor Trustee and Collateral Agent shall cause such notice to be mailed at the expense of the Servicer.

                 SECTION 19.12. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible pursuant to Section 19.9, without the execution or filing of any instrument or any further act on the part of any of the parties hereto; anything herein to the contrary notwithstanding.

                 SECTION 19.13.  Appointment of Co-Trustee or Separate Trustee.
(a) Notwithstanding any other provisions of the Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Boat may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the Certificateholders and the Surety Bond Issuer such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 19.13, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.
No co-trustee or separate trustee under the Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 19.9 and no notice of a successor trustee pursuant to Section 19.11 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 19.11.

                 (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                          (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee under the Agreement or as successor to the Servicer under the Agreement), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                          (ii) No trustee under the Agreement shall be personally liable by reason of any act or omission of any other trustee under the Agreement; and

                          (iii) The Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

                 (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to the Agreement and the conditions of this Article XIX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trusts or separately, as may be provided therein, subject to all the provisions of the Agreement, specifically including every provision of the Agreement relating to the conduct of, affecting the liability of, or affording protection to the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

                 (d) Any separate trustee or co-trustee may at any time appoint the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of the Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in the Agreement, the appointment of any separate trustee or co-trustee shall not relieve the Trustee of its obligations and duties hereunder.

                                   ARTICLE XX
                                  Termination

                 SECTION 20.1. Termination of the Trust. (a) The respective obligations and responsibilities of the Depositor, the Servicer, the Trustee and the Trust created hereby shall terminate upon (i) the payment in full or other liquidation of the last Receivable and the disposition of any amounts received upon liquidation of any remaining Receivables, including Defaulted Receivables, (ii) the payment to the Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the payment to the Surety Bond Issuer of all amounts required to be paid to it pursuant to the Agreement and the Reimbursement Agreement and disposition of all property held by the Trust or (iii) the purchase as of the last day of any Collection Period by the Servicer at its option, pursuant to Section 20.2 or 20.2A of the remaining corpus of the Trust; provided, however, that in no event shall the trust created by the Agreement continue beyond the expiration of 21 years from the date hereof. The Servicer shall promptly notify the Trustee of any prospective termination pursuant to this Section 20.1.

                 (b) Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the specified Distribution Date stating
(A) the Distribution Date upon which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final payment, and (C) if applicable, that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar (if other than the Trustee) at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 14.5.

                 (c) In the event that all the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their

Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to the Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Trustee upon written direction of the Servicer delivered to the Trustee to the United Way of Metropolitan Dallas.

                 As soon as practicable after the Distribution Date specified for the final distribution or upon such other date upon which all amounts to be paid to Certificateholders pursuant to the Agreement have been paid, the Trustee shall deliver a letter to the Surety Bond Issuer in substantially the form of Exhibit C to the Surety Bond.

                 SECTION 20.2.  Optional Purchase of All Marine Receivables.
On the last day of any Collection Period as of which the Pool Balance shall decline to 5% or less of the Original Marine Pool Balance, the Servicer shall have the option to purchase the Marine Receivables. To exercise such option, the Servicer shall deposit pursuant to Section 14.4 in the Marine Collection Account, an amount equal to the aggregate Purchase Amount for the Marine Receivables, as of the beginning of the Collection Period related to such Record Date plus the appraised value of any other property related to the Marine Receivables held by the Trust less the amount of all Collections, any amounts referred to in clause (ii) of the definition of Marine Available Funds, and Liquidation Proceeds received by the Servicer during such Collection Period, and shall succeed to all interests in and to the Trust; provided, however, that without the consent of the Surety Bond Issuer the Servicer may not make any such purchase if, after giving effect to such purchase and the distributions on the related Distribution Date there would be outstanding amounts under the Reimbursement Agreement and the Agreement, which have not been paid to the Surety Bond Issuer.

                 SECTION 20.2A. Optional Purchase of All RV Receivables. On the last day of any Collection Period as of which the Pool Balance shall decline to 5% or less of the Original RV Pool Balance, the Servicer shall have the option to purchase the corpus of the RV Receivables. To exercise such option, the Servicer shall deposit pursuant to Section 14.4A in the RV Collection Account, an amount equal to the aggregate Purchase Amount for the RV Receivables, as of the beginning of the Collection Period related to such Record Date plus the appraised value of any other property related to the RV Receivables held by the Trust less the amount of all Collections, any amounts referred to in clause (ii) of the definition of RV Available Funds, and Liquidation Proceeds received by the Servicer during such Collection Period, and shall succeed to all interests in and to the Trust; provided, however, that without the consent of the Surety Bond Issuer the Servicer may not make any such purchase if, after giving effect to such purchase and the distributions on the related Distribution Date there would be outstanding amounts under the Reimbursement Agreement and the Agreement, which have not been paid to the Surety Bond Issuer.

                                  ARTICLE XXI
                            Miscellaneous Provisions

                 SECTION 21.1. Amendment. (a) The Agreement may be amended by the Depositor, the Servicer and the Trustee, without the consent of the Certificateholders or the Surety Bond Issuer, to cure any ambiguity, to correct or supplement any provisions in the Agreement, or to add any other provisions with respect to matters or questions arising under the Agreement that shall not be inconsistent with the provisions of the Agreement; provided, however, that such action will not, in the opinion of counsel satisfactory to the Trustee, materially and adversely affect the interest of any Certificateholder or the Surety Bond Issuer.

                 (b) The Agreement may also be amended by the Depositor, the Servicer and the Trustee, with the consent of the Surety Bond Issuer and the Holders of Certificates (which consent of any Holder of a Certificate given pursuant to this Section 21.1 or pursuant to any other provision of the Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate and of any Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate) evidencing not less than 51% of the Certificate Balance as of the most recent Record Date, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement, or of modifying in any manner the rights of the Certificateholders or the Surety Bond Issuer; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, Collections of payments on the Marine Receivables or the RV Receivables or distributions that are required to be made on any Certificate, or (ii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of the holders of all Certificates then outstanding.

                 (c) Prior to the execution of any such amendment or consent, the Servicer shall furnish written notification of the substance of such amendment or consent to each Rating Agency. Promptly after the execution of any such amendment or consent, the Trustee shall forward such written notification provided to the Trustee by the Servicer of the substance of such amendment or consent to each Certificateholder.

                 (d) It shall not be necessary for the consent of Certificateholders pursuant to this Section 21.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe, including the establishment of record dates pursuant to the Depository Agreement.

                 (e) Prior to the execution of any amendment to the Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Agreement and the Opinion of Counsel referred to in Section 21.2(h)(i)(1). The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustees own rights, duties or immunities under the Agreement or otherwise.

                 SECTION 21.2. Protection of Title to Trust. (a) The Depositor shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Certificateholders and the Trustee in the Receivables and in the proceeds thereof. The Depositor shall deliver (or cause to be delivered) and cause NationsCredit Marine to deliver to the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                 (b) Neither the Depositor nor the Servicer shall (and shall cause NationsCredit Marine not to) change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by the Depositor in accordance with paragraph
(a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Trustee at least 30 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

                 (c) The Depositor and the Servicer shall (and shall cause NationsCredit Marine to) give the Trustee at least 30 days' prior written notice of any relocation of its chief executive office or location of any Receivables Files and related banks and records if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and shall promptly file any such amendment. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

                 (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Marine Collection Account or RV Collection Account, as applicable, in respect of such Receivable.

                 (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under the Agreement of the Receivables to the Trustee, the Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly with reference to the particular grantor trust that such Receivable is owned by the Trustee. Indication of the Trustee's ownership of a Receivable, on behalf of the Trust, shall be deleted from or modified on the Servicer's computer systems when, and only when, the Receivable shall have been paid in full or repurchased.

                 (f) If at any time the Depositor, NationsCredit Marine or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in marine receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Trustee.

                 (g) The Servicer shall permit the Trustee, the Surety Bond Issuer and their respective agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

                 (h) Upon request, the Servicer shall furnish to the Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

                 (i) The Servicer shall deliver to the Trustee and the Surety Bond Issuer:

                          (1) promptly after the execution and delivery of the Agreement and of each amendment thereto, an Opinion of Counsel either (a) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

                          (2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period, either
                 (a) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee, on behalf of the Trust, in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

                 Each Opinion of Counsel referred to in clause (i)(l) or (i)(2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

                 (j) The Depositor shall, to the extent required by applicable law, cause the Certificates to be registered with the Securities and Exchange Commission pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934, as amended, within the time periods specified in such sections, and shall prepare and make all filings required by such Act with respect to the Trust.

                 (k) For the purpose of facilitating the execution of the Agreement and for other purposes, the Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                 SECTION 21.3.  Limitation on Rights of Certificateholders.
(a) The death or incapacity of any Certificateholder shall not operate to terminate the Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties to the Agreement or any of them.

                 (b) No Certificateholder shall have any right to vote (except as provided in Section 21.1 or 18.4) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties to the Agreement, nor shall anything in the Agreement set forth or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken pursuant to any provision of the Agreement.

                 (c) No Certificateholder shall have any right by virtue or by availing itself of any provisions of the Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Certificate Balance shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under the Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and during such 30-day period no direction inconsistent with such written request has been given to the Trustee pursuant to this Section 21.3 or Section 18.4; no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or them selves of any provisions of the Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right, under the Agreement except in the manner provided in the Agreement and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 21.3, each Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                 SECTION 21.4. GOVERNING LAW. THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                 SECTION 21.5. Notices. All demands, notices and communications under the Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, or by overnight courier or telecopied (with the original followed by mail within 24 hours) and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to the agent for service as specified in the Agreement, at the following address: NationsCredit Securitization Corporation, 225 E. John Carpenter Freeway, Irving, Texas 75062, Telecopy (972) 506-5096, or at such other address as shall be designated by the Depositor in a written notice to the Trustee, (b) in the case of the Servicer, to the agent for service as specified in the Agreement, at the following address: NationsCredit Commercial Corporation of America, 225 E. John Carpenter Freeway, Irving, Texas 75062, Telecopy (972) 506-5096, or at such other address as shall be designated by the Servicer in a written notice to the Trustee, (c) in the case of the Trustee, at the Corporate Trust Office, Telecopy (212) 250-6439 and (d) in the case of the Surety Bond Issuer, at the following address: Capital Markets Assurance Corporation, 885 Third Avenue, New York, New York 10022, Attention: Managing Director-Credit Enhancement, Telecopy (212) 755-5462. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in the Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder shall receive such notice. All communications and copies of all notices and reports from the Trustee or the Servicer shall be mailed to each Rating Agency at the following addresses:

                        Moody's Investors Services, Inc.
                        99 Church Street (4th Floor)
                        New York, New York  10007
                        Telephone No.:  (212) 553-0300
                        Telecopy No.:  (212) 553-0881

                        Attention:  ABS Monitoring Department

                        Standard & Poor's Ratings Services
                        26 Broadway (l0th Floor)
                        New York, New York  10004
                        Telephone No.:  (212) 208-8925
                        Telecopy No.:  (212) 208-8208

                        Attention:  Asset-Backed Surveillance Group

                 SECTION 21.6. Severability of Provisions. If any or more of the covenants, agreements, provisions or terms of the Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of the Agreement and shall in no way affect the validity or enforceability of the other provisions of the Agreement or of the Certificates or the rights of the Holders thereof.

                 SECTION 21.7. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 16.3 and 17.3 and as provided in the provisions of the Agreement concerning the resignation of the Servicer, the Agreement may not be assigned by the Depositor or the Servicer without the prior written consent of the Trustee, the Holders of Certificates evidencing not less than 66% of the Certificate Balance and the Surety Bond Issuer, provided that the consent of Surety Bond Issuer shall not be unreasonably withheld.

                 SECTION 21.8. Certificates Nonassessable and Fully Paid. Certificateholders shall not be personally liable for obligations of the Trust. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and, upon authentication thereof by the Trustee pursuant to Section 15.2 or 15.3, Certificates shall be deemed fully paid.

                 SECTION 21.9. No Petition. Neither the Trustee nor the Servicer will not institute against, or join any other Person in instituting against, the Depositor or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, until April 16, 2015.

                 SECTION 21.10. Surety Bond Issuer as Controlling Party. Each Certificateholder by purchase of the Certificates held by it acknowledges that the Trustee on behalf of the Trust, as partial consideration of the issuance of the Surety Bond, has agreed that the Surety Bond Issuer shall have certain rights hereunder for so long as no Surety Bond Issuer Default shall have occurred and be continuing. Notwithstanding anything to the contrary contained herein, but subject to the last sentence of this Section 21.10, so long as a Surety Bond Issuer Default has occurred and is continuing, any provision giving the Surety Bond Issuer the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative during the period of such Surety Bond Issuer Default and such right (other than any rights pursuant to Section 18.1 (b)) shall instead vest in the Trustee acting at the direction of Certificateholders evidencing in the aggregate not less than a majority of the Certificate Balance as of the most recent Record Date. The Surety Bond Issuer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Surety Bond or the Reimbursement Agreement) upon delivery of a written notice to the Trustee. The Surety Bond Issuer may give or withhold any consent hereunder in its reasonable discretion. In the event that the Servicer substitutes a new surety bond for the Surety Bond pursuant to Section 14A.4, the new surety bond issuer shall have all of the rights to direct, appoint or consent to, approve of, or take any action under this Agreement vested in the Surety Bond Issuer immediately prior to the occurrence of the downgrading of the Surety Bond Issuer as set forth in Section 14A.4.

            SECTION 21.11. Indemnification. With respect to any requirements for indemnification under this Agreement, promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party.

                        EXHIBIT A - FORM OF SURETY BOND

                    EXHIBIT B-1: FORM OF MARINE CERTIFICATE


                                    [Front]


                       NATIONSCREDIT GRANTOR TRUST 1997-2

                NATIONSCREDIT GRANTOR TRUST 1997-2 6.35% MARINE
                         RECEIVABLE-BACKED CERTIFICATE

      evidencing a fractional undivided interest in the Trust, as defined below.

                  (This Certificate does not represent an interest in or obligation of NationsCredit Commercial Corporation of America, NationsCredit Securitization Corporation or any affiliate thereof, except to the extent described below.)

NUMBER:                                                        CUSIP:

FINAL SCHEDULED DISTRIBUTION
DATE:  April 15, 2014                                          $________________

                 THIS CERTIFIES THAT _________________is the registered owner of a $________ dollars nonassessable, fully-paid, fractional undivided interest in the NationsCredit Grantor Trust 1997-2 (the "Trust") formed by NationsCredit Securitization Corporation, a Delaware corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, including the Standard Terms and Conditions of Agreement incorporated by reference therein, dated as of September 30, 1997 (the "Agreement") among the Depositor, NationsCredit Commercial Corporation of America, as Servicer, and Bankers Trust Company, as Trustee (the "Trustee") and as Collateral Agent (the "Collateral Agent"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "NationsCredit Grantor Trust 1997-2 6.35% Marine Receivable-Backed Certificates" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

                 Under the Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day (the "Distribution Date"), commencing on November 17, 1997, to the person in whose name this Certificate is registered at the close of business on the Business Day prior to such Distribution Date (the "Record Date"), such Certificateholder's fractional undivided interest in the Monthly Interest Payment, any Carry-Over Monthly Interest, the Monthly Principal Payment and any Carry-Over Monthly Principal, all as more specifically set forth in the Agreement. On the Final Scheduled Distribution Date, each Certificateholder shall be entitled to receive an amount equal to the Monthly Interest Payment and an amount necessary to reduce the Certificate Balance to zero.

                 Distributions on this Certificate will be made by the Trustee by check mailed to the Person entitled thereto without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, The City of New York.

                 Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                 [Unless this Certificate is presented by an authorized representative of The Depository Trust Company to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of CEDE & CO. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, CEDE & CO., has an interest herein.]

                 Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose.

                 IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Certificate to be duly executed.


DATED:                                NATIONSCREDIT GRANTOR
                                         TRUST 1997-2


                                      By:      BANKERS TRUST COMPANY,
                                                     as Trustee


                                      By:
                                               --------------------------
                                               Name:
                                               Title:


Authenticated:

BANKERS TRUST COMPANY,
   as Trustee


By:
         -------------------
         Name:
         Title:

                                   [Reverse]

                 The Certificates do not represent an obligation of, or an interest in, the Depositor, the Servicer, the Trustee or any affiliate of any of them. The Certificates are limited in right of payment as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Certificateholder upon request.

                 The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Surety Bond Issuer and without the consent of the Holders of any of the Certificates.

                 As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples hereof. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

                 The Trustee, the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

                 The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Trust. The Servicer may at its option purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only as of the last day of a Collection Period as of which the Pool Balance is equal to or less than 5% of the Original Pool Balance.

                                   ASSIGNMENT

  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                 (Please print or typewrite name and address, including postal zip code, and taxpayer I.D. or Social Security Number of assignee)

the within certificate, and all rights thereunder, hereby irrevocably constituting and appointing __________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:                                                                      *


                                             Signature Guaranteed:


                                                                            *

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member of the New York Stock Exchange or a commercial bank or trust company.

                      EXHIBIT B-2: FORM OF RV CERTIFICATE


                                    [Front]


                       NATIONSCREDIT GRANTOR TRUST 1997-2

                  NATIONSCREDIT GRANTOR TRUST 1997-2 6.25% RV
                         RECEIVABLE-BACKED CERTIFICATE

      evidencing a fractional undivided interest in the Trust, as defined below.

                          (This Certificate does not represent an interest in or obligation of NationsCredit Commercial Corporation of America, NationsCredit Securitization Corporation or any affiliate thereof, except to the extent described below.)

NUMBER                                                              CUSIP

FINAL SCHEDULED DISTRIBUTION
DATE:  November 15, 2013                                      $________________

                 THIS CERTIFIES THAT _________________is the registered owner of a $________ dollars nonassessable, fully-paid, fractional undivided interest in the NationsCredit Grantor Trust 1997-2 (the "Trust") formed by NationsCredit Securitization Corporation, a Delaware corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, including the Standard Terms and Conditions of Agreement incorporated by reference therein, dated as of September 30,1997 (the "Agreement") among the Depositor, NationsCredit Commercial Corporation of America, as Servicer, and Bankers Trust Company, as Trustee (the "Trustee") and as Collateral Agent (the "Collateral Agent"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "NationsCredit Grantor Trust 1997-2 6.25% Marine Receivable-Backed Certificates" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

                 Under the Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day (the "Distribution Date"), commencing on November 17, 1997, to the person in whose name this Certificate is registered at the close of business on the Business Day prior to such Distribution Date (the "Record Date"), such Certificateholder's fractional undivided interest in the Monthly Interest Payment, any Carry-Over Monthly Interest, the Monthly Principal Payment and any Carry-Over Monthly Principal, all as more specifically set forth in the Agreement. On the Final Scheduled Distribution Date, each Certificateholder shall be entitled to receive an amount equal to the Monthly Interest Payment and an amount necessary to reduce the Certificate Balance to zero.

                 Distributions on this Certificate will be made by the Trustee by check mailed to the Person entitled thereto without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, The City of New York.

                 Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                 [Unless this Certificate is presented by an authorized representative of The Depository Trust Company to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of CEDE & CO. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, CEDE & CO., has an interest herein.]

                 Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Certificate to be duly executed.


DATED:                                  NATIONSCREDIT GRANTOR
                                           TRUST 1997-2


                                        By:      BANKERS TRUST COMPANY,
                                                       as Trustee


                                        By:
                                                 ------------------------
                                                 Title:


Authenticated:

BANKERS TRUST COMPANY,
   as Trustee


By:
         ------------------------
         Title:

                                   [Reverse]

                 The Certificates do not represent an obligation of, or an interest in, the Depositor, the Servicer, the Trustee or any affiliate of any of them. The Certificates are limited in right of payment as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Certificateholder upon request.

                 The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Surety Bond Issuer and without the consent of the Holders of any of the Certificates.

                 As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples hereof. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

                 The Trustee, the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

                 The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Trust. The Servicer may at its option purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only as of the last day of a Collection Period as of which the Pool Balance is equal to or less than 5% of the Original Pool Balance.

                                   ASSIGNMENT

  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                 (Please print or typewrite name and address, including postal zip code, and taxpayer I.D. or Social Security Number of assignee)

the within certificate, and all rights thereunder, hereby irrevocably constituting and appointing __________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
                                                                        *

                             Signature Guaranteed:


                                                                        *

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member of the New York Stock Exchange or a commercial bank or trust company.

                    EXHIBIT C - FORM OF DEPOSITORY AGREEMENT

                                                                     EXHIBIT D-1

                NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA
                 MONTHLY SERVICER REPORT - MARINE CERTIFICATES

CURRENT DATE:

I.       Monthly Marine Principal Payment:

         (A)     Principal received from Obligors:
                 (1)      Total principal collected                                              $ __________
                 (2)      Percent relating to Unsold Contracts                                   $ __________
                 (3)      Principal owed to Trust                                                $ __________
         (B)     Purchased Receivables                                                           $ __________
         (C)     Liquidation Proceeds                                                            $ __________



II.      Principal to Investors:

         (A)     Principal Balance at beginning of month                                         $ __________
         (B)     Marine Certificate Factor at beginning of month                                 $ __________
         (C)     Principal Balance at end of month                                               $ __________
         (D)     Monthly Marine Principal due investors                                          $ __________
         (E)     Carry-Over Monthly Marine Principal                                             $ __________

III.     Monthly Marine Interest Payment:

         (A)     Principal Balance at beginning of month                                         $ __________
         (B)     Pass-Through Rate %                                                             $ __________
         (C)     Monthly Marine Interest Payment                                                 $ __________
         (D)     Carry-Over Monthly Marine Interest                                              $ __________

IV.      Draw on Marine Reserve Account and Surety Bond:

         (A)     Total Marine Available Funds equals:
                 (1)      Principal received from Obligors
                          (or Dealers and insurers on non-Defaulted
                          Marine Receivables), plus                                              $ __________
                 (2)      Interest received from Obligors, plus                                  $ __________
                 (3)      Cash received from Depositor/Servicer/NationsCredit
                          Marine on Purchased Receivables, plus                                  $ __________

                 (4)      Liquidation Proceeds, plus                                             $ __________

                 (5)      Interest on Marine Collection Account                                  $ __________
                 (6)      Total Marine Available Funds                                           $
                                                                                                   ==========

         (B)     Total Marine Distributions equal:
                 (1)      Monthly Marine Interest Payment and any
                          carry-over Monthly Marine Interest Payment, plus                       $ __________
                 (2)      Monthly Marine Servicing Fee and any carry-over
                          Monthly Marine Servicing Fee (if NationsCredit
                          Commercial is not the Servicer), plus                                  $ __________
                 (3)      Monthly Marine Principal Payment and any
                          carry-over Monthly Principal Payment                                   $ __________
                 (4)      Total Marine Distributions                                             $
                                                                                                   ==========
         (C)     Total Surplus/(Deficiency) (IV(A)-IV(B))                                        $ __________
         (D)     Marine Reserve Account balance                                                  $ __________
         (E)     Marine Reserve Account withdrawal                                               $ __________
         (F)     Surety Bond demand                                                              $ __________

V.       Monthly Marine Servicing Fee and any carry-over Monthly Marine
         Servicing Fee (if NationsCredit Commercial is the Servicer)                             $ __________

VI.      Reconciliation of Marine Reserve Account:

         (A)     Beginning Marine Reserve Account balance                                        $ __________
         (B)     Interest on Marine Reserve Account                                              $ __________
         (C)     Amounts paid to Marine Reserve Account under
                 the Pooling and Servicing Agreement                                             $ __________
         (D)     Marine Reserve Account withdrawal                                               $ __________
         (E)     Marine Reserve Account prior to release of excess                               $ __________
         (F)     Required Marine Reserve Account balance:
                 (1)      As percent of Principal Balance                                        $ __________
                 (2)      Minimum Marine Reserve Account balance                                 $ __________
                 (3)      Required amount                                                        $ __________
         (G)     Release of excess                                                               $ __________
         (H)     Ending Marine Reserve Account balance                                           $ __________

VII.  Delinquency/Charge-off Experience:

         (A)     Principal Balance at end of month                                               $ __________
         (B)     Number of Units                                                                 $ __________
         (C)     Delinquency                                  $                      #
                 30-59 Days                                 $0.00                    0
                 60-89 Days                                 $0.00                    0

                 90+ Days                                   $0.00                    0
                 TOTAL                                      $0.00                    0

         (D)     As % of EOM Outstanding
         (E)     Marine Receivables charged-off
                 during month                               $0.00                    0

         (F)     Recoveries of Marine Receivables previously charged-off                         $ __________
         (G)     Net loss during month                                                           $ __________
         (H)     Annualized monthly net loss rate                                                $ __________

                                                                     EXHIBIT D-2

                NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA
                   MONTHLY SERVICER REPORT - RV CERTIFICATES

CURRENT DATE:

I.       Monthly RV Principal Payment:

         (A)     Principal received from Obligors:
                 (1)      Total principal collected                                              $ __________
                 (2)      Percent relating to Unsold Contracts                                   $ __________
                 (3)      Principal owed to Trust                                                $ __________
         (B)     Purchased Receivables                                                           $ __________
         (C)     Liquidation Proceeds                                                            $ __________



II.      Principal to Investors:

         (A)     Principal Balance at beginning of month                                         $ __________
         (B)     RV Certificate Factor at beginning of month                                     $ __________
         (C)     Principal Balance at end of month                                               $ __________
         (D)     Monthly RV Principal due investors                                              $ __________
         (E)     Carry-Over Monthly RV Principal                                                 $ __________

III.     Monthly RV Interest Payment:

         (A)     Principal Balance at beginning of month                                         $ __________
         (B)     Pass-Through Rate %                                                             $ __________
         (C)     Monthly RV Interest Payment                                                     $ __________
         (D)     Carry-Over Monthly RV Interest                                                  $ __________

IV.      Draw on RV Reserve Account and Surety Bond:

         (A)     Total RV Available Funds equals:
                 (1)      Principal received from Obligors
                          (or Dealers and insurers on non-Defaulted
                          RV Receivables), plus                                                  $ __________
                 (2)      Interest received from Obligors, plus                                  $ __________
                 (3)      Cash received from Depositor/Servicer on
                          Purchased Receivables, plus                                            $ __________
                 (4)      Liquidation Proceeds, plus                                             $ __________

                 (5)      Interest on RV Collection Account                                      $ __________
                 (6)      Total RV Available Funds                                               $
                                                                                                   ==========

         (B)     Total RV Distributions equal:
                 (1)      Monthly RV Interest Payment and any
                          carry-over Monthly RV Interest Payment, plus                           $ __________
                 (2)      Monthly RV Servicing Fee and any carry-over
                          Monthly RV Servicing Fee (if NationsCredit
                          Commercial is not the Servicer), plus                                  $ __________
                 (3)      Monthly RV Principal Payment and any
                          carry-over Monthly Principal Payment                                   $ __________
                 (4)      Total RV Distributions                                                 $
                                                                                                   ==========
         (C)     Total Surplus/(Deficiency) (IV(A)-IV(B))                                        $ __________
         (D)     RV Reserve Account balance                                                      $ __________
         (E)     RV Reserve Account withdrawal                                                   $ __________
         (F)     Surety Bond demand                                                              $ __________

V.       Monthly RV Servicing Fee and any carry-over Monthly RV
         Servicing Fee (if NationsCredit Commercial is the Servicer)                             $ __________

VI.      Reconciliation of RV Reserve Account:

         (A)     Beginning RV Reserve Account balance                                            $ __________
         (B)     Interest on RV Reserve Account                                                  $ __________
         (C)     Amounts paid to RV Reserve Account under
                 the Pooling and Servicing Agreement                                             $ __________
         (D)     RV Reserve Account withdrawal                                                   $ __________
         (E)     RV Reserve Account prior to release of excess                                   $ __________
         (F)     Required RV Reserve Account balance:
                 (1)      As percent of Principal Balance                                        $ __________
                 (2)      Minimum RV Reserve Account balance                                     $ __________
                 (3)      Required amount                                                        $ __________
         (G)     Release of excess                                                               $ __________
         (H)     Ending RV Reserve Account balance                                               $ __________

VII.  Delinquency/Charge-off Experience:

         (A)     Principal Balance at end of month                                               $ __________
         (B)     Number of Units                                                                 $ __________
         (C)     Delinquency                                    $                    #
                 30-59 Days                                 $0.00                    0
                 60-89 Days                                 $0.00                    0

                 90+ Days                                   $0.00                    0
                 TOTAL                                      $0.00                    0

         (D)     As % of EOM Outstanding
         (E)     RV Receivables charged-off
                 during month                               $0.00                    0

         (F)     Recoveries of RV Receivables previously charged-off                             $ __________
         (G)     Net loss during month                                                           $ __________
         (H)     Annualized monthly net loss rate                                                $ __________

                                                                     EXHIBIT E-1


                NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA
                       MARINE CERTIFICATEHOLDER STATEMENT


A-C (Per $1,000 Initial Balance):
         (A)     The amount of the Marine Certificateholder's
                 distribution which constitutes the Monthly Marine
                 Principal Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $________

         (B)     The amount of the Marine Certificateholder's
                 distribution which constitutes the Monthly
                 Marine Interest Payment (including any Carry-
                 Over Monthly Marine Interest)  . . . . . . . . . . . . . . . . . . . . . .     $________

         (C)     The Marine Certificateholder's pro rata portion of
                 the Monthly Marine Servicing Fee (including any Carry-
                 Over Monthly Marine Servicing Fee) . . . . . . . . . . . . . . . . . . . .     $________

         (D)     Marine Certificate Balance as of Record Date . . . . . . . . . . . . . . .     $________

         (E)     Marine Certificate Factor as of Record Date  . . . . . . . . . . . . . . .     $________

                                                                     EXHIBIT E-2


                NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA
                         RV CERTIFICATEHOLDER STATEMENT


A-C (Per $1,000 Initial Balance):

         (A)     The amount of the RV Certificateholder's
                 distribution which constitutes the Monthly RV
                 Principal Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $________

         (B)     The amount of the RV Certificateholder's
                 distribution which constitutes the Monthly
                 RV Interest Payment (including any Carry-
                 Over Monthly RV Interest)  . . . . . . . . . . . . . . . . . . . . . . . .     $________

         (C)     The RV Certificateholder's pro rata portion of
                 the Monthly RV Servicing Fee (including any Carry-
                 Over Monthly RV Servicing Fee) . . . . . . . . . . . . . . . . . . . . . .     $________

         (D)     RV Certificate Balance as of Record Date . . . . . . . . . . . . . . . . .     $________

         (E)     RV Certificate Factor as of Record Date  . . . . . . . . . . . . . . . . .     $________

                                                                     EXHIBIT F-1


                             Trustee's Certificate
                          pursuant to Section 19.3 of
                      the Pooling and Servicing Agreement

                 Bankers Trust Company, as trustee (the "Trustee") of the NationsCredit Grantor Trust 1997-2 created pursuant to the Pooling and Servicing Agreement (including the Standard Terms and Conditions of Agreement incorporated by reference therein, the "Agreement") dated as of September 30, 1997, among NationsCredit Securitization Corporation, as Depositor (the "Depositor"), NationsCredit Commercial Corporation of America, as Servicer, and the Trustee, does hereby sell, transfer, assign and otherwise convey to the Depositor, without recourse, representation or warranty, all the Trustee's right, title and interest in and to all the Receivables (as defined in the Agreement) identified in the attached Servicer's Certificate as "Purchased Receivables," which are to be repurchased by the Depositor pursuant to Section
12.2 of the Agreement and all security and documents relating thereto.

                 IN WITNESS WHEREOF I have hereunto set my hand this ___day of _________, 199__.



                                     ------------------------------------
                                     Title:





                                     F-1-1

                                                                     EXHIBIT F-2

                             Trustee's Certificate
                          pursuant to Section 19.3 of
                      the Pooling and Servicing-Agreement

                 Bankers Trust Company, as trustee (the "Trustee") of the NationsCredit Grantor Trust 1997-2 created pursuant to the Pooling and Servicing Agreement (including the Standard Terms and Conditions of Agreement incorporated by reference therein, the "Agreement") dated as of September 30, 1997, among NationsCredit Securitization Corporation, as Depositor, NationsCredit Commercial Corporation of America, as Servicer (the "Servicer"), and the Trustee, does hereby sell, transfer, assign and otherwise convey to the Servicer, without recourse, representation or warranty, all the Trustee's right, title and interest in and to all the Receivables (as defined in the Agreement) identified in the attached Servicer's Certificate as "Purchased Receivables," which are to be purchased by the Servicer pursuant to Sections 13.7, Section 20.2 or 20.2A of the Agreement, and all security and documents relating thereto.

                 IN WITNESS WHEREOF I have hereunto set my hand this ___ day of ___________,
                                    199__.


                                     -----------------------------
                                     Title:





                                     F-2-1

                                                                       EXHIBIT G

                          FORM OF ASSIGNMENT AGREEMENT





                                      G-1